Exhibit 4.34

EXECUTION VERSION

OMNIBUS AMENDMENT AND WAIVER AGREEMENT

This omnibus amendment and waiver agreement (the “Omnibus Agreement”), dated as of August , 2009 is entered into by and among CEMEX, S.A.B. de C.V., a sociedad anónima bursátil de capital variable organized and existing pursuant to the laws of the United Mexican States (the “Parent”), the subsidiaries of the Parent listed in Exhibit A hereto (such subsidiaries together with the Parent, the “Borrowers”), the subsidiaries of the Parent listed in Exhibit B hereto (such subsidiaries together with the Parent, the “Guarantors”), the financial institutions listed in Exhibit C hereto in their capacities as lenders under certain Existing Agreements (as defined below) (the “Lenders”) and the financial institutions listed in Exhibit D hereto in their capacity as administrative agents under certain Existing Agreements (as defined below) (the “Existing Administrative Agents”).

RECITALS

WHEREAS, the Borrowers, the Guarantors, the Lenders and the Existing Administrative Agents are parties to the credit agreements and guarantees listed on Exhibit E hereto (collectively, the “Existing Agreements”);

WHEREAS, the Borrowers, the Guarantors and the Lenders, together with the other parties thereto, have entered into a financing agreement dated as of August , 2009 as amended from time to time in accordance with its terms (the “Financing Agreement”), a copy of which as of the date hereof is attached as Exhibit F hereto. The Financing Agreement sets forth the terms on which during the Override Period, the Participating Creditors are willing to continue to make available the Facility Loans (as defined in Exhibit H hereto) and amend, vary, modify, waive, override, replace and supplement certain terms of the Existing Agreements; and

WHEREAS, for purposes of implementing certain amendments and waivers agreed to by the Borrowers, the Guarantors and the Lenders in the Financing Agreement, the Borrowers have requested that the Lenders consent to the amendments and waivers to the Existing Agreements as described below, and the Lenders wish to consent to such amendments and waivers, in each case with respect to the Existing Agreement(s) to which they are a party;

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto each hereby agree as follows:

SECTION 1. Definitions; Cross-References. Capitalized terms set out in the first column of Exhibit H hereto refer to the terms/provisions of the Existing Agreements as specified on Exhibit H hereto. Except to the extent otherwise specified in this Omnibus Agreement or the exhibits hereto, capitalized terms used in this Omnibus Agreement shall have the same meanings ascribed to them in the Financing Agreement.

SECTION 2. Amendments. Each Existing Agreement is hereby amended as follows:

2.1. The Existing Definition Provisions set forth for such Existing Agreement on Exhibit H hereto shall be amended as follows:

(a) as set forth on row 1 (Facility Applicable Margin) of Exhibit G hereto;

(b) as set forth on row 2 (Facility Termination Date) of Exhibit G hereto; and

(c) the following definitions shall be added in alphabetical order to the Existing Definition Provisions of each Existing Agreement:

““Financing Agreement” means the financing agreement dated on or about August , 2009 between, among others, CEMEX, S.A.B. de C.V. and certain of its subsidiaries (including CEMEX España), Citibank International PLC as Administrative Agent, Wilmington Trust (London) Limited, as Security Agent and the Participating Creditors (as defined therein), as amended from time to time in accordance with its terms.”

““Financing Agreement Agent” means the “Administrative Agent” as defined in the Financing Agreement.”

““New Finance Document” shall have the meaning set forth in the Financing Agreement.”

““Omnibus Agreement” means the omnibus amendment and waiver agreement dated on or about August , 2009 between, among others, CEMEX, S.A.B. de C.V. and certain of its subsidiaries, the Existing Administrative Agents and the Lenders (as each such term is defined therein).”

““Participating Creditor” shall have the meaning set forth in the Financing Agreement.”

(d) the definition of “Business Day” shall be deleted and replaced in its entirety with the following language:

““Business Day” means a day (other than a Saturday or Sunday) on which banks are open for general business in London, Madrid, New York, Amsterdam and Mexico City (in the case of Mexico City, if applicable, as specified by a governmental authority), and (in relation to any date for payment or lending or purchase of, or the determination of an interest rate or rate of exchange in relation to, a currency other than euro) the principal financial centre of the country of that currency.”

(e) with respect to the BNPP Bilateral and JPMC Bilateral (as defined on Exhibit E hereto), the following definitions shall be added in alphabetical order to Schedule 1 (General Terms) Clause 1.1 (Definitions) of each such Existing Agreement:

““Financing Agreement” has the meaning as defined in the Other Terms.”

““Financing Agreement Agent” has the meaning as defined in the Other Terms.”

““New Finance Document” has the meaning as defined in the Other Terms.”

““Omnibus Agreement” has the meaning as defined in the Other Terms.”

““Participating Creditor” has the meaning as defined in the Other Terms.”

2.2. The Existing Representations and Warranties in each Existing Agreement shall be deleted and replaced in their entirety with the following language:

“[Intentionally Omitted].”

2.3. The Existing Information Undertakings in each Existing Agreement shall be deleted and replaced in their entirety with the following language:

“[Intentionally Omitted].”

2.4. The Existing Financial Covenants in each Existing Agreement shall be deleted and replaced in their entirety with the following language:

“[Intentionally Omitted].”

2.5. The Existing General Undertakings in each Existing Agreement shall be deleted and replaced in their entirety with the following language:

“[Intentionally Omitted].”

2.6. The Existing Notification Requirements in each Existing Agreement shall be deleted and replaced in their entirety with the following language:

“[Intentionally Omitted].”

2.7. The Existing Sharing Provisions in each Existing Agreement shall be deleted and replaced in their entirety with the following language:

“[Intentionally Omitted].”

2.8. The Existing Extension and Term Out Provisions in each Existing Agreement shall be deleted and replaced in their entirety with the following language:

“[Intentionally Omitted].”

2.9. The Existing Amortization Provisions set forth for such Existing Agreement on Exhibit H hereto shall be amended as set forth on row 3 (Existing Amortization Provisions) of Exhibit G hereto.

2.10. The Existing Mandatory Prepayment Provisions in each Existing Agreement shall be deleted and, if applicable, replaced in their entirety with the following language:

“[Intentionally Omitted].”

2.11. The Existing Change of Control Provisions in each Existing Agreement shall be deleted and replaced in their entirety with the following language:

“[Intentionally Omitted].”

2.12. The Existing Single Lender Repayment Clauses in each Existing Agreement shall be deleted and replaced in their entirety with the following language:

“[Intentionally Omitted].”

2.13. The Existing Taxes and Payment Provisions set forth for such Existing Agreement on Exhibit H hereto shall be supplemented and amended as set forth on row 4 (Existing Taxes and Payment Provisions) of Exhibit G hereto.

2.14. (a) The Existing Guarantor Release Restriction Clauses in each Existing Agreement shall be deleted and, if applicable, replaced in their entirety with the following language:

“[Intentionally Omitted].”

(b) The parties hereto agree that notwithstanding anything to the contrary set forth in an Existing Agreement, the Borrower and any Guarantor under such Existing Agreement shall be released from their obligations under such Existing Agreement pursuant to the following clauses of the Financing Agreement: Clause 28.2 (Resignation of a Borrower), Clause 28.4 (Resignation of Guarantor) and Clause 28.5 (Release of CEMEX Australia Holdings Pty Ltd).

2.15. The Existing Letter of Credit Provisions set forth for such Existing Agreement on Exhibit H hereto shall be deleted and replaced in their entirety with the following language:

“[Intentionally Omitted].”

2.16. The Existing Swing Line Loan Provisions set forth for such Existing Agreement on Exhibit H hereto shall be deleted and replaced in their entirety with the following language:

“[Intentionally Omitted].”

2.17. The Existing Facility Fee and Utilization Fee Provisions set forth for such Existing Agreement on Exhibit H hereto shall be deleted and replaced in their entirety with the following language:

“[Intentionally Omitted].”

2.18. The Existing Agency Provisions set forth for such Existing Agreement on Exhibit H hereto shall be amended as set forth on row 5 (Existing Agency Provisions) of Exhibit G hereto.

2.19. The Existing Successors and Assigns Provisions set forth for such Existing Agreement on Exhibit H hereto shall be amended as set forth on row 6 (Existing Successors and Assigns Provisions) of Exhibit G hereto.

2.20. The Existing Events of Default in each Existing Agreement shall be deleted and replaced in their entirety with the following language:

“Events of Default. The following specified events shall constitute an “Event of Default” for purposes of this Agreement: Any Event of Default (as defined in the Financing Agreement) occurs under Clause 26.1 (Events of Default) through and including 26.15 (Events of Default) of the Financing Agreement.”

2.21. The Existing Acceleration Clauses in each Existing Agreement shall be amended as set forth on row 7 (Existing Acceleration Clauses) of Exhibit G hereto.

2.22. The Facility Interest Payment Date set forth for such Existing Agreement on Exhibit H hereto shall be amended as set forth on row 8 (Facility Interest Payment Dates) of Exhibit G hereto.

2.23. The Facility Interest Period Provision set forth for such Existing Agreement on Exhibit H hereto shall be amended as set forth on row 9 (Facility Interest Period Provision) of Exhibit G hereto.

2.24. Each Facility Notes Exhibit set forth for such Existing Agreement on Exhibit H hereto shall be amended as set forth on row 10 (Facility Notes Exhibits) of Exhibit G hereto.

2.25. With respect to the NY Joint Bilateral Facility (as defined on Exhibit E hereto), Section 2.01(j) thereof shall be amended by deleting the phrase “, and specify the Applicable Margin applicable to such Loans”.

SECTION 3. Financing Agreement Amendment or Waiver. If the Majority Participating Creditors consent to any amendment to or waiver of any provision of the Financing Agreement that requires a consent by the Lenders under any Existing Agreement, including without limitation an amendment or waiver relating to the payment of interest, interest periods, other interest provisions or voluntary prepayments, the Lenders shall be deemed to have consented to such amendment to or waiver under such Existing Agreement. If requested by the Borrower in connection with an amendment or waiver to an Existing Agreement described in the preceding sentence, the Lenders shall execute a consent to implement such amendment or waiver.

SECTION 4. Consent; Direction to the Existing Administrative Agents. The Lenders party to each Existing Agreement hereby:

(a) confirm that they consent to the amendments, deletions, variations, modifications and waivers of such Existing Agreement provided for in the Financing Agreement and this Omnibus Agreement; and

(b) direct the Existing Administrative Agent in relation to any Syndicated Facility Credit Agreement (as defined in Exhibit E hereto) to act in accordance with such Syndicated Facility Credit Agreement as the same has been amended, varied, modified, overridden, replaced, supplemented and waived by the terms of the Financing Agreement and the other New Finance Documents, including but not limited to, this Omnibus Agreement.

SECTION 5. Waivers. Each party to this Omnibus Agreement hereby affirms in all respects each waiver set forth in Clause 8.1 (Waiver of defaults under Existing Finance Documents) of the Financing Agreement with respect to each Existing Agreement to which such party is a party.

SECTION 6. Representations and Warranties. Each Borrower and Guarantor hereby represents and warrants to the Lenders that:

6.1. The representations and warranties of each Borrower and Guarantor contained in Clause 21(Representations) of the Financing Agreement are true and correct as of the date of this Omnibus Agreement.

6.2. The execution, delivery and performance by each Borrower and Guarantor of this Omnibus Agreement have been (and any New Note (as defined below) that has been executed and delivered has been) duly authorized by all necessary corporate action, and this Omnibus Agreement constitutes (and any New Note that has been executed and delivered will constitute) the legal, valid and binding obligation of each Borrower and Guarantor enforceable against such Borrower and Guarantor in accordance with its terms, except as enforceability may be limited by applicable concurso mercantil, bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally or general equity principles.

6.3. The execution, delivery and performance of this Omnibus Agreement by each Borrower and Guarantor do not, and will not, contravene or conflict with any provision of (i) applicable law, (ii) any judgment, decree or order, or (iii) the certificate or articles of incorporation or by-laws or other constituent documents of such Borrower and Guarantor, and do not, and will not, contravene or conflict with, or cause any Lien or Security Interest, as the case may be (as defined in each Existing Agreement) to arise under, any provision of any indenture, agreement, mortgage, lease, instrument or other document binding upon or otherwise affecting such Borrower or Guarantor or any property of such Borrower or Guarantor.

6.4. Each Facility Transaction Document (as defined in Exhibit H hereto), other than the Facility Notes (as defined in Exhibit H hereto), executed in connection with an Existing Agreement remains in full force and effect.

SECTION 7. Notes. On the Omnibus Agreement Effective Date (as defined below), each Lender shall deliver its outstanding Facility Note(s) representing its Facility Loan(s) to the Existing Administrative Agent (with respect to the Syndicated Facility Credit Agreements (as defined in Exhibit E hereto)) or the Borrower (with respect to the Bilateral Facility Credit Agreements (as defined in Exhibit E hereto)), whereupon such Facility Note shall be cancelled and a new note representing such Facility Loan shall be issued to the relevant Lender (such new note, a “New Note”); provided that such New Note shall also be issued with respect to a Facility Loan represented by an outstanding Facility Note that has not been delivered by the relevant Lender if such Lender executes a certificate in the form of Exhibit I hereto. With respect to each New Note that is in the form of Exhibit J hereto, the parties to such New Note agree to execute a side letter in the form of Exhibit L hereto that conforms the interest payment provisions in such New Note to those in the Existing Agreement to which such New Note relates.

SECTION 8. Conditions Precedent to Effectiveness. The effectiveness of the amendments set forth in Section 2 hereof are in each instance subject to the satisfaction (or waiver) of each of the following conditions precedent (the date on which all such conditions precedent are satisfied or waived being the “Omnibus Agreement Effective Date”):

8.1. Omnibus Agreement. This Omnibus Agreement shall have been duly executed and delivered by each Borrower, Guarantor, each Existing Administrative Agent and the Lenders.

8.2. Effectiveness of Financing Agreement. The “Effective Date” under the Financing Agreement shall have occurred.

SECTION 9. Agreement Prevails. To the maximum extent permitted by law:

(a) in the event of any inconsistency or conflict between the Intercreditor Agreement and the Financing Agreement, the Existing Agreements, this Omnibus Agreement or any other Facility Transaction Document, the Intercreditor Agreement will prevail;

(b) in the event of any inconsistency or conflict between the Financing Agreement and the Existing Agreements, this Omnibus Agreement or any other Facility Transaction Document except the Intercreditor Agreement, the terms of the Financing Agreement will prevail; and

(c) neither the entry into the New Finance Documents, nor any action required by any Borrower or any Guarantor pursuant to the New Finance Documents shall be regarded as a breach of any Existing Agreement or other Facility Transaction Document.

SECTION 10. Reference to and Effect Upon the Existing Agreements and other Facility Transaction Documents.

10.1. Full Force and Effect. Except as specifically provided herein, each Facility Transaction Document (other than the Facility Notes, if any) shall remain in full force and effect, and is hereby ratified and confirmed by the Borrower thereunder.

10.2. Limitation on Scope of the Parties’ Agreements Set Forth Herein. The agreements consents and waivers of the parties hereto shall only have effect with respect to the Existing Agreement(s) to which such parties are a party and their signatures hereto shall not be interpreted as an accession of theirs as a party to any Existing Agreement other than the Existing Agreement(s) to which they were parties prior to the Omnibus Agreement Effective Date.

10.3. Certain Terms. Each reference in an Existing Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to such Existing Agreement as amended hereby, and each reference in any other Facility Transaction Document to the Existing Agreement or any word or words of similar import shall be and mean a reference to such Existing Agreement as amended hereby.

10.4. Reaffirmation of Guaranty. The Borrower and each Guarantor under each Existing Agreement or Rinker Bilateral Guarantee (as defined in Exhibit E hereto), as the case may be, hereby reaffirm that the guarantee of such Guarantor(s) contained in the Existing Agreement or Rinker Bilateral Guarantee, as the case may be, is in full force and effect as of the Omnibus Agreement Effective Date.

SECTION 11. Counterparts. This Omnibus Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Omnibus Agreement by telecopier shall be as effective as delivery of a manually executed counterpart signature page to this Omnibus Agreement.

SECTION 12. Costs and Expenses. As provided in each Existing Agreement, the Borrower or Guarantor thereunder shall pay the reasonable fees, costs and expenses incurred by the Existing Administrative Agent (with respect to the Syndicated Facility Credit Agreements) or the Lender (with respect to the Bilateral Facility Credit Agreements (as defined in Exhibit E hereto)) under such Existing Agreement, as applicable, in connection with the preparation, execution and delivery of this Omnibus Agreement (including, without limitation, attorneys’ fees).

SECTION 13. GOVERNING LAW. THIS OMNIBUS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 14. Headings. Section headings in this Omnibus Agreement are included herein for convenience of reference only and shall not constitute a part of this Omnibus Agreement for any other purpose.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Omnibus Agreement has been duly executed as of the date first written above.

CEMEX, S.A.B. de C.V.,

as Parent and as Guarantor

By:	/s/ HÉCTOR MEDINA AGUIAR

Name: HÉCTOR MEDINA AGUIAR

Title:

[Signature Page to Omnibus Amendment and Waiver Agreement]

IN WITNESS WHEREOF, this Omnibus Agreement has been duly executed as of the date first written above.

New Sunward Holding B.V.,

as Borrower

By:	/s/ ÁNGEL MÉNDEZ

Name: ÁNGEL MÉNDEZ

Title:

[Signature Page to Omnibus Amendment and Waiver Agreement]

IN WITNESS WHEREOF, this Omnibus Agreement has been duly executed as of the date first written above.

Cemex Materials, LLC,

as Borrower

By:	/s/ ÁNGEL MÉNDEZ

Name: ÁNGEL MÉNDEZ

Title:

[Signature Page to Omnibus Amendment and Waiver Agreement]

IN WITNESS WHEREOF, this Omnibus Agreement has been duly executed as of the date first written above.

Cemex México, S.A. de C.V.

as Guarantor

By:	/s/ ÁNGEL MÉNDEZ

Name: ÁNGEL MÉNDEZ

Title:

[Signature Page to Omnibus Amendment and Waiver Agreement]

IN WITNESS WHEREOF, this Omnibus Agreement has been duly executed as of the date first written above.

Empresas Tolteca de México, S.A. de C.V.

as Guarantor

By:	/s/ ÁNGEL MÉNDEZ

Name: ÁNGEL MÉNDEZ

Title:

[Signature Page to Omnibus Amendment and Waiver Agreement]

IN WITNESS WHEREOF, this Omnibus Agreement has been duly executed as of the date first written above.

Cemex Concretos, S.A. de C.V.

as Guarantor

By:	/s/ ÁNGEL MÉNDEZ

Name: /s/ ÁNGEL MÉNDEZ

Title:

[Signature Page to Omnibus Amendment and Waiver Agreement]

IN WITNESS WHEREOF, this Omnibus Agreement has been duly executed as of the date first written above.

Cemex España, S.A.,

as Guarantor

By:	/s/ JAVIER GARCIA

Name: JAVIER GARCIA

Title:

[Signature Page to Omnibus Amendment and Waiver Agreement]

IN WITNESS WHEREOF, this Omnibus Agreement has been duly executed as of the date first written above.

Barclays Bank PLC

as Existing Administrative Agent

By:	/s/ Nicholas A. Bell

Name: Nicholas A. Bell

Title:

[Signature Page to Omnibus Amendment and Waiver Agreement]

IN WITNESS WHEREOF, this Omnibus Agreement has been duly executed as of the date first written above.

BBVA Bancomer, S.A., Institución de Banca Múltiple, Grupo Financiero BBVA Bancomer as Existing Administrative Agent

By: /s/ ALEJANDRO CARDENAS BORTONI / RICARDO CANO SWAIN

Name: ALEJANDRO CARDENAS BORTONI / RICARDO CANO SWAIN

Title: Attorney-in-Fact

[Signature Page to Omnibus Amendment and Waiver Agreement]

IN WITNESS WHEREOF, this Omnibus Agreement has been duly executed as of the date first written above.

ING Capital LLC,

as Existing Administrative Agent

By:	/s/ Clarence W. Plummer

Name: Clarence W. Plummer

Title: Managing Director

[Signature Page to Omnibus Amendment and Waiver Agreement]

IN WITNESS WHEREOF, this Omnibus Agreement has been duly executed as of the date first written above.

Banca Monte Dei Paschi Di Siena S.P.A.,

as Lender

By: /s/ RENATO BASSI / BRIAN R LANDY

Name: RENATO BASSI / BRIAN R LANDY

Title:

[Signature Page to Omnibus Amendment and Waiver Agreement]

IN WITNESS WHEREOF, this Omnibus Agreement has been duly executed as of the date first written above.

Banco Bilbao Vizcaya Argentaria, S.A., Grand Cayman Branch,

as Lender

By: /s/ FRANCISCO RODRIGUEZ TEJEDOR / STÉPHANE POSSOT

Name: FRANCISCO RODRIGUEZ TEJEDOR / STÉPHANE POSSOT

Title:

[Signature Page to Omnibus Amendment and Waiver Agreement]

IN WITNESS WHEREOF, this Omnibus Agreement has been duly executed as of the date first written above.

Banco Bilbao Vizcaya Argentaria, S.A., Grand Cayman Branch,

as Lender

By: /s/ FRANCISCO RODRIGUEZ TEJEDOR / STÉPHANE POSSOT

Name: FRANCISCO RODRIGUEZ TEJEDOR / STÉPHANE POSSOT

Title:

[Signature Page to Omnibus Amendment and Waiver Agreement]

IN WITNESS WHEREOF, this Omnibus Agreement has been duly executed as of the date first written above.

Banco Nacional de Comercio Exterior, S.N.C.,

as Lender

By: /s/ LIC. JORGE A. TOVAR CASTRO / LIC. LEONEL N. VÁSQUEZ GÓMEZ

Name: LIC. JORGE A. TOVAR CASTRO / LIC. LEONEL N. VÁSQUEZ GÓMEZ

Title:

[Signature Page to Omnibus Amendment and Waiver Agreement]

IN WITNESS WHEREOF, this Omnibus Agreement has been duly executed as of the date first written above.

Banco Nacional de México, S.A. Integrante del Grupo Financiero Banamex,

as Lender

By: JULIO ALVAREZ / ANA E CALLES

Name: JULIO ALVAREZ / ANA E CALLES

Title: Vice President / Subdirector

[Signature Page to Omnibus Amendment and Waiver Agreement]

IN WITNESS WHEREOF, this Omnibus Agreement has been duly executed as of the date first written above.

Banco Santander, S.A.,

as Lender

By: /s/ JUAN ANDRES YANES LUCIANI

Name: JUAN ANDRES YANES LUCIANI

Title: Attorney-in-Fact

[Signature Page to Omnibus Amendment and Waiver Agreement]

IN WITNESS WHEREOF, this Omnibus Agreement has been duly executed as of the date first written above.

Banco Santander, S.A., New York Branch,

as Lender

By: /s/ JUAN ANDRES YANES LUCIANI

Name: JUAN ANDRES YANES LUCIANI

Title: Attorney-in-Fact

[Signature Page to Omnibus Amendment and Waiver Agreement]

IN WITNESS WHEREOF, this Omnibus Agreement has been duly executed as of the date first written above.

Banco Santander (México), S.A., Institución de Banca Múltiple, Grupo Financiero Santander,

as Lender

By: /s/ OCTAVIANO COUTTOLENC / MAURICIO REBOLLEDO

Name: OCTAVIANO COUTTOLENC / MAURICIO REBOLLEDO

Title: Managing Director/Managing Director

[Signature Page to Omnibus Amendment and Waiver Agreement]

IN WITNESS WHEREOF, this Omnibus Agreement has been duly executed as of the date first written above.

Bank of America, N.A.,

as Lender

By: /s/ BENITO RONCERO VIDAL

Name: BENITO RONCERO VIDAL

Title: Senior Vice President

[Signature Page to Omnibus Amendment and Waiver Agreement]

IN WITNESS WHEREOF, this Omnibus Agreement has been duly executed as of the date first written above.

Barclays Bank PLC,

as Lender

By: /s/ MARK MANSKI

Name: MARK MANSKI

Title: Managing Director

[Signature Page to Omnibus Amendment and Waiver Agreement]

IN WITNESS WHEREOF, this Omnibus Agreement has been duly executed as of the date first written above.

Bayerische Landesbank, New York Branch

as Lender

By: /s/ Nikolai von Mengden / Gina Hoey

Name: Nikolai von Mengden / Gina Hoey

Title: Senior Vice President / Vice President

[Signature Page to Omnibus Amendment and Waiver Agreement]

IN WITNESS WHEREOF, this Omnibus Agreement has been duly executed as of the date first written above.

BBVA Bancomer, S.A., Institución de Banca Múltiple Grupo Financiero BBVA Bancomer,

as Lender

By: /s/ ALEJANDRO CORDENAS BORLONI / RICARDO CANO SWAIN

Name: ALEJANDRO CORDENAS BORLONI / RICARDO CANO SWAIN

Title: Attorney-in-Fact

[Signature Page to Omnibus Amendment and Waiver Agreement]

IN WITNESS WHEREOF, this Omnibus Agreement has been duly executed as of the date first written above.

BNP Paribas (Sydney Branch),

as Lender

By: /s/ KATHRYN B QUINN / KRISTIE PELLECCHIA

Name: KATHRYN B QUINN / KRISTIE PELLECCHIA

Title: Managing Director / Vice President

[Signature Page to Omnibus Amendment and Waiver Agreement]

IN WITNESS WHEREOF, this Omnibus Agreement has been duly executed as of the date first written above.

BNP Paribas Panama Branch,

as Lender

By: /s/ KATHRYN B QUINN / KRISTIE PELLECCHIA

Name: KATHRYN B QUINN / KRISTIE PELLECCHIA

Title: Managing Director / Vice President

[Signature Page to Omnibus Amendment and Waiver Agreement]

IN WITNESS WHEREOF, this Omnibus Agreement has been duly executed as of the date first written above.

Calyon New York Branch,

as Lender

By: /s/ PIERRE DEBRAY / KEVIN FLOOD

Name: PIERRE DEBRAY / KEVIN FLOOD

Title:

[Signature Page to Omnibus Amendment and Waiver Agreement]

IN WITNESS WHEREOF, this Omnibus Agreement has been duly executed as of the date first written above.

Caja de Ahorros y Monte de Piedad de Madrid, Miami Agency,

as Lender

By: /s/ IGNACIO REGUERAS / J CUETO

Name: IGNACIO REGUERAS / J CUETO

Title: Relationship Manager / Senior Vice President

[Signature Page to Omnibus Amendment and Waiver Agreement]

IN WITNESS WHEREOF, this Omnibus Agreement has been duly executed as of the date first written above.

Citibank, N.A. Nassau Bahamas Branch,

as Lender

By: /s/ Leslie Munroe

Name: Leslie Munroe

Title: Attorney-in-Fact

[Signature Page to Omnibus Amendment and Waiver Agreement]

IN WITNESS WHEREOF, this Omnibus Agreement has been duly executed as of the date first written above.

Citibank (Banamex USA),

as Lender

By: /s/ JEFF HEALY / CLAUDIO CARRASCO

Name: JEFF HEALY / CLAUDIO CARRASCO

Title: Senior Vice President / Relationship Manager

[Signature Page to Omnibus Amendment and Waiver Agreement]

IN WITNESS WHEREOF, this Omnibus Agreement has been duly executed as of the date first written above.

Comerica Bank,

as Lender

By: /s/ MARK LAYTON

Name: MARK F LAYTON

Title: Vice President

[Signature Page to Omnibus Amendment and Waiver Agreement]

IN WITNESS WHEREOF, this Omnibus Agreement has been duly executed as of the date first written above.

Commerzbank AG (formerly Dresdner Bank AG, acting through its lending office Dresdner Bank AG, New York Branch),

as Lender

By: /s/ BRIAN SMITH / THOMAS BRADY

Name: BRIAN SMITH / THOMAS BRADY

Title: MD / MD

[Signature Page to Omnibus Amendment and Waiver Agreement]

IN WITNESS WHEREOF, this Omnibus Agreement has been duly executed as of the date first written above.

Deutsche Bank AG New York Branch,

as Lender

By: /s/ J. OTERO / V. HOFMAN

Name: J. OTERO / V. HOFMAN

Title:

[Signature Page to Omnibus Amendment and Waiver Agreement]

IN WITNESS WHEREOF, this Omnibus Agreement has been duly executed as of the date first written above.

Fortis Bank SA/NV Cayman Islands Branch,

as Lender

By: /s/ CHARLES COUROUBLE / DIRAN CHOLAKIAN

Name: CHARLES COUROUBLE / DIRAN CHOLAKIAN

Title: Chief Risk Officer / Director

[Signature Page to Omnibus Amendment and Waiver Agreement]

IN WITNESS WHEREOF, this Omnibus Agreement has been duly executed as of the date first written above.

HSBC Bank plc, Sucursal en España,

as Lender

By: /s/ Mark J. Hall

Name: Mark J. Hall

Title: Managing Director

[Signature Page to Omnibus Amendment and Waiver Agreement]

IN WITNESS WHEREOF, this Omnibus Agreement has been duly executed as of the date first written above.

HSBC Mexico, S.A., Institución de Banca Múltiple, Grupo Financiero HSBC,

as Lender

By: /s/ VICTOR MANUEL ELIZONDO ARIAS

Name: VICTOR MANUEL ELIZONDO ARIAS

Title: Attorney-in-Fact

[Signature Page to Omnibus Amendment and Waiver Agreement]

IN WITNESS WHEREOF, this Omnibus Agreement has been duly executed as of the date first written above.

HSBC Mexico, S.A., Institución de Banca Múltiple, Grupo Financiero HSBC, acting through its Grand Cayman Branch,

as Lender

By: /s/ VICTOR MANUEL ELIZONDO ARIAS

Name: VICTOR MANUEL ELIZONDO ARIAS

Title: Attorney-in-Fact

[Signature Page to Omnibus Amendment and Waiver Agreement]

IN WITNESS WHEREOF, this Omnibus Agreement has been duly executed as of the date first written above.

ING Bank, N.V. (acting through its Curacao Branch),

as Lender

By: /s/ M.P.W. VAN KLINK

Name: M.P.W. VAN KLINK

Title:

[Signature Page to Omnibus Amendment and Waiver Agreement]

IN WITNESS WHEREOF, this Omnibus Agreement has been duly executed as of the date first written above.

Intesa Sanpaolo S.p.A., New York Branch,

as Lender

By: /s/ BARBARA J BASSI / FRANCESCO DI MARIO

Name: BARBARA J BASSI / FRANCESCO DI MARIO

Title: Vice President / FVP, Credit Manager

[Signature Page to Omnibus Amendment and Waiver Agreement]

IN WITNESS WHEREOF, this Omnibus Agreement has been duly executed as of the date first written above.

JPMorgan Chase Bank, N.A.,

as Lender

By: /s/ PABLO OGARRIO

Name: PABLO OGARRIO

Title: Vice President

[Signature Page to Omnibus Amendment and Waiver Agreement]

IN WITNESS WHEREOF, this Omnibus Agreement has been duly executed as of the date first written above.

Mizuho Corporate Bank, Ltd.,

as Lender

By: /s/ DAVID COSTA

Name: DAVID COSTA

Title: Deputy General Manager

[Signature Page to Omnibus Amendment and Waiver Agreement]

IN WITNESS WHEREOF, this Omnibus Agreement has been duly executed as of the date first written above.

Morgan Stanley Bank, N.A.,

as Lender

By: /s/ TODD VANNUCCI

Name: TODD VANNUCCI

Title: Authorized Signatory

[Signature Page to Omnibus Amendment and Waiver Agreement]

IN WITNESS WHEREOF, this Omnibus Agreement has been duly executed as of the date first written above.

Société Générale,

as Lender

By: /s/ CAROL RADICE

Name: CAROL RADICE

Title: Director

[Signature Page to Omnibus Amendment and Waiver Agreement]

IN WITNESS WHEREOF, this Omnibus Agreement has been duly executed as of the date first written above.

Standard Chartered Bank,

as Lender

By: /s/ MARC CHAIT / MARIA L GARCIA

Name: MARC CHAIT / MARIA L GARCIA

Title: Director / Documentation Manager-A2710

[Signature Page to Omnibus Amendment and Waiver Agreement]

IN WITNESS WHEREOF, this Omnibus Agreement has been duly executed as of the date first written above.

The Bank of Nova Scotia,

as Lender

By: /s/ STEPHEN H COREY / DONNA SHAIN

Name: STEPHEN H COREY / DONNA SHAIN

Title: Director / Director

[Signature Page to Omnibus Amendment and Waiver Agreement]

IN WITNESS WHEREOF, this Omnibus Agreement has been duly executed as of the date first written above.

The Bank of Tokyo-Mitsubishi UFJ, Ltd.,

as Lender

By: /s/ David Noda

Name: David Noda

Title: Vice President and Manager

[Signature Page to Omnibus Amendment and Waiver Agreement]

IN WITNESS WHEREOF, this Omnibus Agreement has been duly executed as of the date first written above.

The Royal Bank of Scotland plc,

as Lender

By: /s/ GUILLERMO POGGIO / JANIN CAMPOS

Name: GUILLERMO POGGIO / JANIN CAMPOS

Title:

[Signature Page to Omnibus Amendment and Waiver Agreement]

IN WITNESS WHEREOF, this Omnibus Agreement has been duly executed as of the date first written above.

UniCredit S.p.A. New York Branch,

as Lender

By: /s/ MICHAEL NOVELLINO / LORIANN CURNYN

Name: MICHAEL NOVELLINO / LORIANN CURNYN

Title: Director / Managing Director

[Signature Page to Omnibus Amendment and Waiver Agreement]

IN WITNESS WHEREOF, this Omnibus Agreement has been duly executed as of the date first written above.

Wachovia Bank, National Association,

as Lender

By: /s/ THOMAS M CAMBERN

Name: THOMAS M CAMBERN

Title: Managing Director

[Signature Page to Omnibus Amendment and Waiver Agreement]

EXHIBIT A

Subsidiary Borrowers

New Sunward Holding B.V.

Cemex Materials, LLC

A-1

EXHIBIT B

Subsidiary Guarantors

Cemex México, S.A. de C.V.

Empresas Tolteca de México, S.A. de C.V.

Cemex Concretos, S.A. de C.V.

Cemex España, S.A.

B-1

EXHIBIT C

Lenders

Banca Monte Dei Paschi Di Siena S.P.A.

Banco Bilbao Vizcaya Argentaria, S.A., Grand Cayman Branch

Banco Bilbao Vizcaya Argentaria, S.A., New York Branch

Banco Nacional de Comercio Exterior, S.N.C.

Banco Nacional de México, S.A. Integrante del Grupo Financiero Banamex

Banco Santander, S.A.

Banco Santander, S.A., New York Branch

Banco Santander (México), S.A., Institución de Banca Múltiple, Grupo Financiero Santander

Bank of America, N.A.

Barclays Bank PLC

Bayerische Landesbank, New York Branch

BBVA Bancomer, S.A., Institución de Banca Múltiple, Grupo Financiero BBVA Bancomer

BNP Paribas (Sydney Branch)

BNP Paribas, Panama Branch

Calyon, New York Branch

Caja de Ahorros y Monte de Piedad de Madrid, Miami Agency

Citibank, N.A. Nassau, Bahamas Branch

Citibank (Banamex USA)

Comerica Bank

Commerzbank AG (formerly Dresdner Bank AG, acting through its lending office Dresdner Bank AG, New York Branch)

Deutsche Bank AG, New York Branch

Fortis Bank SA/NV, Cayman Islands Branch

HSBC Bank plc, Sucursal en España

HSBC Mexico, S.A., Institución de Banca Múltiple, Grupo Financiero HSBC

HSBC Mexico, S.A., Institución de Banca Múltiple, Grupo Financiero HSBC, acting through its Grand Cayman Branch

ING Bank, N.V. (acting through its Curacao Branch)

Intesa Sanpaolo S.p.A., New York Branch

JPMorgan Chase Bank, N.A.

Mizuho Corporate Bank, Ltd.

Morgan Stanley Bank, N.A.

Société Générale

Standard Chartered Bank

The Bank of Nova Scotia

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

The Royal Bank of Scotland plc

Unicredit S.p.A., New York Branch

Wachovia Bank, National Association

C-1

EXHIBIT D

Existing Administrative Agents

Barclays Bank plc, New York Branch

BBVA Bancomer, S.A., Institución de Banca Múltiple, Grupo Financiero BBVA Bancomer

ING Capital LLC

D-1

EXHIBIT E

Existing Agreements

Syndicated Facility Credit Agreements

NSH Dutch Loan Facilities

USD 525,000,000 Senior Unsecured Maturity Loan “A” Agreement and USD 525,000,000 and Senior Unsecured Maturity Loan “B” Agreement, each dated 31 December 2008 (as amended on 22 January 2009) between New Sunward Holding B.V., as borrower and, among others, ING Capital LLC, as agent.

$700mm Facility

USD 700,000,000 Amended and Restated Credit Agreement, dated 6 June 2005 (as amended on 21 June 2006, 1 December 2006, 9 May 2007, 19 December 2008 and 22 January 2009) between CEMEX, S.A.B. de C.V., as borrower and, among others, ING CAPITAL LLC, as administrative agent.

$1.2bn Facility

USD 1,200,000,000 Credit Agreement, dated 31 May 2005 (as amended on 19 June 2006, 30 November 2006, 9 May 2007, 19 December 2008 and 22 January 2009) between CEMEX, S.A.B. de C.V. as borrower and, among others, Barclays Bank plc as agent.

NY Joint Bilateral Facility

USD 437,500,000 and MXP 4,773,282,950 Joint Bilateral Facility, dated 27 January 2009, between CEMEX, S.A.B. de C.V., as borrower, and, among others, BBVA, Bancomer, S.A., Institución de Banca Múltiple, Grupo Financiero BBVA Bancomer, as administrative agent (the “NY Joint Bilateral Facility”).

E-1

Bilateral Facility Credit Agreements

$500mm Credit Facility	Credit Agreement dated 25 June 2008 (as amended on 19 December 2008 and 22 January 2009), among CEMEX, S.A.B. de C.V. as Borrower and Banco Bilbao Vizcaya Argentaria, S.A. New York Branch, as Lender.

BNPP Bilateral

USD 37,500,000 First Amended and Restated Loan and Letter of Credit Facility Agreement (date not specified) (as amended on 22 December 2008) between Cemex Materials, LLC (f/k/a Rinker Materials LLC), as Borrower, and BNP Paribas (Sydney Branch), as Lender (the “BNPP Bilateral”).

Amended and Restated Guarantee dated 1 October 2007 (as amended on 22 December 2008) between CEMEX España, S.A., a Guarantor and BNP Paribas (Sydney Branch), as Lender (a “Rinker Bilateral Guarantee”).

JPMC Bilateral

USD 90,000,000 – USD 80,000,000 First Amended and Restated Loan and Letter of Credit Facility Agreement, dated 1 October 2007 (as amended on 27 January 2009), among Cemex Materials, LLC (f/k/a Rinker Materials LLC), as Borrower, and JP Morgan Chase Bank, N.A., as Lender (the “JPMC Bilateral”).

Amended and Restated Guarantee (undated) (as amended on 27 January 2009) between CEMEX España, S.A., as Guarantor, and JP Morgan Chase Bank, N.A., as Lender (a “Rinker Bilateral Guarantee”).

E-2

EXHIBIT F

[Financing Agreement]

F-1

EXHIBIT G

Syndicated Bank Facilities Provisions

		NY Joint Bilateral Facility	$700mm Facility	$1.2bn Facility	Each NSH Dutch Loan Facility
1.	Facility Applicable Margin	The definition of “Applicable Margin” shall be deleted and replaced in its entirety by: ““Applicable Margin” has the meaning ascribed to the term “Margin” in the Financing Agreement.”	The definition of “Applicable Margin” shall be deleted and replaced in its entirety by: ““Applicable Margin” has the meaning ascribed to the term “Margin” in the Financing Agreement.”	The definition of “Applicable Margin” shall be deleted and replaced in its entirety by: ““Applicable Margin” has the meaning ascribed to the term “Margin” in the Financing Agreement.”	The definition of “Applicable Margin” shall be deleted and replaced in its entirety by: ““Applicable Margin” has the meaning ascribed to the term “Margin” in the Financing Agreement.”

2.	Facility Termination Date

The definition of “Termination Date” shall be deleted and replaced in its entirety by:

““Termination Date” means the earlier of (a) February 14, 2014, and (b) if no Loans are outstanding, the date the Commitments are terminated in accordance with this Agreement.”

The definition of “Termination Date” shall be deleted and replaced in its entirety by:

““Termination Date” means the date which is the earliest of (a) February 14, 2014, or (b) if no Loans or Standby L/C’s are outstanding, the date the Commitments are terminated in accordance with this Agreement.”

The definition of “Termination Date” shall be deleted and replaced in its entirety by:

““Termination Date” means the date which is the earliest of (a) February 14, 2014 or (b) if no Loans are outstanding, the date the Commitments are terminated in accordance with this Agreement.”

The definition of “Maturity Date” shall be deleted and replaced in its entirety by:

““Maturity Date” means the earlier of (a) February 14, 2014 or (b) the date on which all outstanding principal, accrued and unpaid interest with respect to the Loans are paid in full.”

3.	Existing Amortization Provisions

Section 2.01(f) (Amortization; Repayment) shall be deleted and replaced in its entirety with the following language:

“(f) Repayment.

(i) The Borrower shall repay the Loans in accordance with Clauses 11.1 (Repayment of Exposures and reduction of Facility Limits), 11.3 (Effect of cancellation and prepayment on scheduled repayments and reductions) and 11.4 (Automatic cancellation of unutilised commitments under Core Bank Facilities) of the Financing Agreement.

Section 2.01(f) (Repayment) shall be deleted and replaced in its entirety with the following language:

“(f) Repayment. The Borrower shall repay the Loans in accordance with Clauses 11.1 (Repayment of Exposures and reduction of Facility Limits), 11.3 (Effect of cancellation and prepayment on scheduled repayments and reductions) and 11.4 (Automatic cancellation of unutilised commitments under Core Bank Facilities) of the Financing Agreement.”

Section 2.01(f) (Repayment) shall be deleted and replaced in its entirety with the following language:

“(f) Repayment. The Borrower shall repay the Loans in accordance with Clauses 11.1 (Repayment of Exposures and reduction of Facility Limits), 11.3 (Effect of cancellation and prepayment on scheduled repayments and reductions) and 11.4 (Automatic cancellation of unutilised commitments under Core Bank Facilities) of the Financing Agreement.”

Section 2.01(b) (Repayment) shall be deleted and replaced in its entirety with the following language:

“(b) Repayment. The Borrower shall repay the Loans in accordance with Clauses 11.1 (Repayment of Exposures and reduction of Facility Limits), 11.3 (Effect of cancellation and prepayment on scheduled repayments and reductions) and 11.4 (Automatic cancellation of unutilised commitments under Core Bank Facilities) of the Financing Agreement.”

		NY Joint Bilateral Facility	$700mm Facility	$1.2bn Facility	Each NSH Dutch Loan Facility
		(ii) Notwithstanding any other provision herein, the Borrower shall repay the outstanding principal amount of the Loans on the Termination Date.”	Section 4.01 (Termination or Reduction of Commitments) shall be deleted and replaced in its entirety with the following language:	Section 3.01 (Termination or Reduction of Commitments) shall be deleted and replaced in its entirety with the following language:

		Section 3.01 (Termination or Reduction of Commitments) shall be deleted and replaced in its entirety with the following language: “[Intentionally Omitted].”	“[Intentionally Omitted].”	“[Intentionally Omitted].”

4.	Existing Taxes and Payments Provisions

A new Section 3.14 shall be added to Article III (Termination and Reduction of Commitments; Fees, Taxes, Payment Provisions) to read as follows:

“3.14 Mitigation of Indemnities. Each Lender shall, in consultation with the Borrower, take all reasonable steps to mitigate any circumstances which arise and which would result in any amount becoming payable under or pursuant to, or cancelled pursuant to, any of Section 3.09 (Illegality) and Section 13.14 (Judgment Currency) including but not limited to transferring its rights and obligations under the Transaction Documents to another Affiliate or Lending Office; provided that this provision shall not in any way

A new Section 4.15 shall be added to Article IV (Termination and Reduction of Commitments; Fees, Taxes, Payment Provisions) to read as follows:

“4.15 Mitigation of Indemnities. Each Lender shall, in consultation with the Borrower, take all reasonable steps to mitigate any circumstances which arise and which would result in any amount becoming payable under or pursuant to, or cancelled pursuant to, any of Section 4.10 (Illegality) and Section 15.14 (Judgment Currency) including but not limited to transferring its rights and obligations under the Transaction Documents to another Affiliate or Lending Office; provided that this provision shall not in any way

A new Section 3.14 shall be added to Article III (Termination and Reduction of Commitments; Fees, Taxes, Payment Provisions) to read as follows:

“3.14 Mitigation of Indemnities. Each Lender shall, in consultation with the Borrower, take all reasonable steps to mitigate any circumstances which arise and which would result in any amount becoming payable under or pursuant to, or cancelled pursuant to, any of Section 3.09 (Illegality) and Section 13.14 (Judgment Currency) including but not limited to transferring its rights and obligations under the Transaction Documents to another Affiliate or Lending Office; provided that this provision shall not in any way

A new Section 3.10 shall be added to Article III (Taxes, Payment Provisions) to read as follows:

“3.10 Mitigation of Inemnities.

Each Lender shall, in consultation with the Borrower, take all reasonable steps to mitigate any circumstances which arise and which would result in any amount becoming payable under or pursuant to, or cancelled pursuant to, any of Section 3.06 (Illegality) and Section 13.14 (Judgment Currency) including but not limited to transferring its rights and obligations under the Transaction Documents to another Affiliate or Lending Office; provided that this provision shall not in any way limit the obligations of any Obligor under the Transaction Documents.”

		NY Joint Bilateral Facility	$700mm Facility	$1.2bn Facility	Each NSH Dutch Loan Facility
		limit the obligations of any Obligor under the Transaction Documents.”	limit the obligations of any Obligor under the Transaction Documents.”	limit the obligations of any Obligor under the Transaction Documents.”

5.	Existing Agency Provisions

A new Section 11.10 shall be added to Article XI (The Administrative Agent) to read as follows:

“11.10. Additional Duties of the Administrative Agent. The Administrative Agent shall execute any Assignment and Assumption Agreement consistent with the Financing Agreement. Notwithstanding any provision to the contrary contained elsewhere in the Financing Agreement or the other New Finance Documents, including the Omnibus Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth in this Agreement, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Participating Creditor, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Transaction Document or otherwise exist against the Administrative Agent.

A new Section 12.10 shall be added to Article XII (The Administrative Agent) to read as follows:

“12.10. Additional Duties of the Administrative Agent. The Administrative Agent shall execute any Assignment and Assumption Agreement consistent with the Financing Agreement. Notwithstanding any provision to the contrary contained elsewhere in the Financing Agreement or the other New Finance Documents, including the Omnibus Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth in this Agreement, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Participating Creditor, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Transaction Document or otherwise exist against the Administrative Agent.

A new Section 11.10 shall be added to Article XI (The Administrative Agent) to read as follows:

“11.10. Additional Duties of the Administrative Agent. The Administrative Agent shall execute any Assignment and Assumption Agreement consistent with the Financing Agreement. Notwithstanding any provision to the contrary contained elsewhere in the Financing Agreement or the other New Finance Documents, including the Omnibus Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth in this Agreement, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Participating Creditor, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Transaction Document or otherwise exist against the Administrative Agent.

A new Section 11.10 shall be added to Article XI (The Administrative Agent) to read as follows:

“11.10. Additional Duties of the Administrative Agent. The Administrative Agent shall execute any Assignment and Assumption Agreement consistent with the Financing Agreement. Notwithstanding any provision to the contrary contained elsewhere in the Financing Agreement or the other New Finance Documents, including the Omnibus Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth in this Agreement, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Participating Creditor, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Transaction Document or otherwise exist against the Administrative Agent.

NY Joint Bilateral Facility	$700mm Facility	$1.2bn Facility	Each NSH Dutch Loan Facility

11.11. Liability of Administrative Agent to Participating Creditors. Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (a) liable for any action taken or omitted to be taken by it or any such Person under or in connection with the Financing Agreement or the other New Finance Documents, including the Omnibus Agreement, or the transactions contemplated thereby, or (b) responsible in any manner to any of the Participating Creditors for any recital, statement, representation or warranty made by the Borrower, the Guarantors or any officer thereof contained in this Agreement, in any other Transaction Document, in the Financing Agreement or in any other New Finance Document, including the Omnibus Agreement, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement, any other Transaction Document, the Financing Agreement or any other New Finance Document, including the Omnibus Agreement, or for the validity, effectiveness, genuineness,

12.11. Liability of Administrative Agent to Participating Creditors. Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (a) liable for any action taken or omitted to be taken by it or any such Person under or in connection with the Financing Agreement or the other New Finance Documents, including the Omnibus Agreement, or the transactions contemplated thereby, or (b) responsible in any manner to any of the Participating Creditors for any recital, statement, representation or warranty made by the Borrower, the Guarantors or any officer thereof contained in this Agreement, in any other Transaction Document, in the Financing Agreement or in any other New Finance Document, including the Omnibus Agreement, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement, any other Transaction Document, the Financing Agreement or any other New Finance Document, including the Omnibus Agreement, or for the validity, effectiveness, genuineness,

11.11. Liability of Administrative Agent to Participating Creditors. Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (a) liable for any action taken or omitted to be taken by it or any such Person under or in connection with the Financing Agreement or the other New Finance Documents, including the Omnibus Agreement, or the transactions contemplated thereby, or (b) responsible in any manner to any of the Participating Creditors for any recital, statement, representation or warranty made by the Borrower, the Guarantors or any officer thereof contained in this Agreement, in any other Transaction Document, in the Financing Agreement or in any other New Finance Document, including the Omnibus Agreement, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement, any other Transaction Document, the Financing Agreement or any other New Finance Document, including the Omnibus Agreement, or for the validity, effectiveness, genuineness,

11.11. Liability of Administrative Agent to

Participating Creditors. Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (a) liable for any action taken or omitted to be taken by it or any such Person under or in connection with the Financing Agreement or the other New Finance Documents, including the Omnibus Agreement, or the transactions contemplated thereby, or (b) responsible in any manner to any of the Participating Creditors for any recital, statement, representation or warranty made by the Borrower, the Guarantors or any officer thereof contained in this Agreement, in any other Transaction Document, in the Financing Agreement or in any other New Finance Document, including the Omnibus Agreement, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement, any other Transaction Document, the Financing Agreement or any other New Finance Document, including the Omnibus Agreement, or for the validity, effectiveness, genuineness,

		NY Joint Bilateral Facility	$700mm Facility	$1.2bn Facility	Each NSH Dutch Loan Facility

enforceability or sufficiency of this Agreement, any other Transaction Document, the Financing Agreement or any other New Finance Document, including the Omnibus Agreement, or for any failure of the Borrower, the Guarantors or any other party to any Transaction Document or New Finance Document to perform its obligations hereunder or thereunder. Except as otherwise expressly stated herein, the Administrative Agent shall not be under any obligation to any Participating Creditor to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, any other Transaction Document, the Financing Agreement or any other New Finance Documents, including the Omnibus Agreement, or to inspect the properties, books or records of the Borrower or the Guarantors.”

enforceability or sufficiency of this Agreement, any other Transaction Document, the Financing Agreement or any other New Finance Document, including the Omnibus Agreement, or for any failure of the Borrower, the Guarantors or any other party to any Transaction Document or New Finance Document to perform its obligations hereunder or thereunder. Except as otherwise expressly stated herein, the Administrative Agent shall not be under any obligation to any Participating Creditor to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, any other Transaction Document, the Financing Agreement or any other New Finance Documents, including the Omnibus Agreement, or to inspect the properties, books or records of the Borrower or the Guarantors.”

enforceability or sufficiency of this Agreement, any other Transaction Document, the Financing Agreement or any other New Finance Document, including the Omnibus Agreement, or for any failure of the Borrower, the Guarantors or any other party to any Transaction Document or New Finance Document to perform its obligations hereunder or thereunder. Except as otherwise expressly stated herein, the Administrative Agent shall not be under any obligation to any Participating Creditor to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, any other Transaction Document, the Financing Agreement or any other New Finance Documents, including the Omnibus Agreement, or to inspect the properties, books or records of the Borrower or the Guarantors.”

enforceability or sufficiency of this Agreement, any other Transaction Document, the Financing Agreement or any other New Finance Document, including the Omnibus Agreement, or for any failure of the Borrower, the Guarantors or any other party to any Transaction Document or New Finance Document to perform its obligations hereunder or thereunder. Except as otherwise expressly stated herein, the Administrative Agent shall not be under any obligation to any Participating Creditor to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, any other Transaction Document, the Financing Agreement or any other New Finance Documents, including the Omnibus Agreement, or to inspect the properties, books or records of the Borrower or the Guarantors.”

6.	Existing Successors and Assigns Provisions

Paragraph (a) of Section 13.06 (Successors and Assigns) shall be amended by the deletion of “, except that the Borrower and the Guarantors may not assign or otherwise transfer any of their rights or obligations under this Agreement without the prior written consent of all Lenders

Paragraph (a) of Section 15.06 (Successors and Assigns) shall be amended by the deletion of “, except that the Borrower and the Guarantors may not assign or otherwise transfer any of their rights or obligations under this Agreement without the prior written consent of all Lenders

Paragraph (a) of Section 13.06 (Successors and Assigns) shall be amended by the deletion of “, except that the Borrower and the Guarantors may not assign or otherwise transfer any of their rights or obligations under this Agreement without the prior written consent of all Lenders

Paragraph (a) of Section 13.06 (Successors and Assigns) shall be amended by the deletion of “, except that the Credit Parties may not assign or otherwise transfer any of their rights or obligations under this Agreement without the prior written consent of all Lenders

NY Joint Bilateral Facility	$700mm Facility	$1.2bn Facility	Each NSH Dutch Loan Facility

except pursuant to the terms of this Agreement” at the end thereof.

Paragraph (a) of Section 13.06 (Successors and Assigns) shall be further amended by the insertion of the following language at the end thereof:

“Each of the Borrower and the Guarantors shall be permitted to assign or otherwise transfer or be released from its rights and obligations under this Agreement as permitted by the terms of the Financing Agreement.”

except pursuant to the terms of this Agreement” at the end thereof.

Paragraph (a) of Section 15.06 (Successors and Assigns) shall be further amended by the insertion of the following language at the end thereof:

“Each of the Borrower and the Guarantors shall be permitted to assign or otherwise transfer or be released from its rights and obligations under this Agreement as permitted by the terms of the Financing Agreement.”

except pursuant to the terms of this Agreement” at the end thereof.

Paragraph (a) of Section 13.06 (Successors and Assigns) shall be further amended by the insertion of the following language at the end thereof:

“Each of the Borrower and the Guarantors shall be permitted to assign or otherwise transfer or be released from its rights and obligations under this Agreement as permitted by the terms of the Financing Agreement.”

except pursuant to the terms of this Agreement” at the end thereof.

Paragraph (a) of Section 13.06 (Successors and Assigns) shall be further amended by the insertion of the following language at the end thereof:

“Each of the Credit Parties shall be permitted to assign or otherwise transfer or be released from its rights and obligations under this Agreement as permitted by the terms of the Financing Agreement.”

Paragraph (b) of Section 13.06 (Successors and Assigns) shall be amended by the deletion of “one or more commercial banks …the Assignee shall acquire a Commitment or Loan of not less than U.S.$3,000,000 and integral multiples of U.S.$1,000,000 in excess thereof.”

Such language shall be replaced in its entirety by the following language:

“one or more Persons (each such Person, an “Assignee”) all, or a proportionate part of all, of its Commitment or Loan and its rights and obligations under this Agreement as permitted by the terms of the Financing

Paragraph (b) of Section 15.06 (Successors and Assigns) shall be amended by the deletion of “one or more commercial banks …the Assignee shall acquire a Commitment or Loan of not less than U.S.$3,000,000 and integral multiples of U.S.$1,000,000 in excess thereof.”

Such language shall be replaced in its entirety by the following language:

“one or more Persons (each such Person, an “Assignee”) all, or a proportionate part of all, of its Commitment or Loan and its rights and obligations under this Agreement as permitted by the terms of the Financing

Paragraph (b) of Section 13.06 (Successors and Assigns) shall be amended by the deletion of “one or more commercial banks …the Assignee shall acquire a Commitment or Loan of not less than U.S.$3,000,000 and integral multiples of U.S.$1,000,000 in excess thereof.”

Such language shall be replaced in its entirety by the following language:

“one or more Persons (each such Person, an “Assignee”) all, or a proportionate part of all, of its Commitment or Loan and its rights and obligations under this Agreement as permitted by the terms of the Financing

Paragraph (b) of Section 13.06 (Successors and Assigns) shall be amended by the deletion of subparagraph (iii) through and including “provided further that in the case of an assignment of only part of such rights and obligations under clause (iii), the Borrower shall be deemed to have consented to an assignment if it fails to respond to a written request for consent within ten (10) Business Days of such request; provided, further, that”

Such language shall be replaced in its entirety by the following language:

“(iii) assign all, or a proportionate part of all, of its Loan and its rights and

		NY Joint Bilateral Facility	$700mm Facility	$1.2bn Facility	Each NSH Dutch Loan Facility
		Agreement pursuant to an Assignment and Assumption Agreement (to be consistent with the terms of the Financing Agreement) which shall be executed by such Assignee and transferor Lender.”	Agreement pursuant to an Assignment and Assumption Agreement (to be consistent with the terms of the Financing Agreement) which shall be executed by such Assignee and transferor Lender.”	Agreement pursuant to an Assignment and Assumption Agreement (to be consistent with the terms of the Financing Agreement) which shall be executed by such Assignee and transferor Lender.”

obligations under this Agreement to another Person or Persons (each such Person, an “Assignee”) as permitted by the terms of the Financing Agreement pursuant to an Assignment and Assumption Agreement (to be consistent with the terms of the Financing Agreement) which shall be executed by such Assignee and transferor Lender; provided that”

7.	Existing Acceleration Clauses

Section 10.02 (“Remedies”) shall be deleted and replaced in its entirety with the following language:

“10.02 Remedies. If any Event of Default has occurred and is continuing, and the Majority Participating Creditors (as defined in the Financing Agreement) have authorized the taking of such action, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders:

terminate the Commitments and/or declare by notice to the Borrower the principal amount of all outstanding Loans to be forthwith due and payable, whereupon such principal amount, together with accrued interest thereon and any fees and all other Obligations accrued hereunder, shall become immediately due and payable,

Section 11.02 (“Remedies”) shall be deleted and replaced in its entirety with the following language:

“11.02 Remedies. If any Event of Default has occurred and is continuing, and the Majority Participating Creditors (as defined in the Financing Agreement) have authorized the taking of such action, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders:

terminate the Commitments and/or declare by notice to the Borrower the principal amount of all outstanding Loans to be forthwith due and payable, whereupon such principal amount, together with accrued interest thereon and any fees and all other Obligations accrued hereunder, shall become immediately due and payable,

Section 10.02 (“Remedies”) shall be deleted and replaced in its entirety with the following language:

“10.02 Remedies. If any Event of Default has occurred and is continuing, and the Majority Participating Creditors (as defined in the Financing Agreement) have authorized the taking of such action, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders:

terminate the Commitments and/or declare by notice to the Borrower the principal amount of all outstanding Loans to be forthwith due and payable, whereupon such principal amount, together with accrued interest thereon and any fees and all other Obligations accrued hereunder, shall become immediately due and payable,

Section 10.02 (“Remedies”) shall be deleted and replaced in its entirety with the following language:

“10.02 Remedies.

(a) If an Event of Default due to an Event of Default (as defined in the Financing Agreement) under Clause 26.6 (Insolvency) or Clause 26.7 (Insolvency proceedings) of the Financing Agreement occurs with respect to any Credit Party, the outstanding principal amount of the Loans together with any accrued but unpaid interest (and all other amounts) thereon, in each case without notice or any other act by the Lenders, shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower. (b) If any Event of Default has occurred and is continuing, and

		NY Joint Bilateral Facility	$700mm Facility	$1.2bn Facility	Each NSH Dutch Loan Facility

without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived; provided, however, that in the case of any Event of Default due to an Event of Default (as defined in the Financing Agreement) under Clause 26.6 (Insolvency) or Clause 26.7 (Insolvency proceedings) of the Financing Agreement with respect to the Borrower or a Guarantor, without notice or any other act by the Lenders, the Commitments shall be automatically and immediately terminated and the Loans (together with accrued interest and all other amounts thereon) and all other Obligations of the Borrower hereunder shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower;”

without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived; provided, however, that in the case of any Event of Default due to an Event of Default (as defined in the Financing Agreement) under Clause 26.6 (Insolvency) or Clause 26.7 (Insolvency proceedings) of the Financing Agreement with respect to the Borrower or a Guarantor, without notice or any other act by the Lenders, the Commitments shall be automatically and immediately terminated and the Loans (together with accrued interest and all other amounts thereon) and all other Obligations of the Borrower hereunder shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower;”

without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived; provided, however, that in the case of any Event of Default due to an Event of Default (as defined in the Financing Agreement) under Clause 26.6 (Insolvency) or Clause 26.7 (Insolvency proceedings) of the Financing Agreement with respect to the Borrower or a Guarantor, without notice or any other act by the Lenders, the Commitments shall be automatically and immediately terminated and the Loans (together with accrued interest and all other amounts thereon) and all other Obligations of the Borrower hereunder shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower;”

the Majority Participating Creditors (as defined in the Financing Agreement) have authorized the taking of such action, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders declare by written notice to the Borrower, the principal amount of the outstanding Loans to be forthwith due and payable, whereupon such principal amount, together with accrued interest thereon, including any fees due under this Agreement, shall become immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived.”

8.	Facility Interest Payment Date

The definition of “Interest Payment Date” shall be deleted and replaced in its entirety by:

““Interest Payment Date” means, (a) for the Interest Period applicable to any Loan as at the Omnibus Agreement Effective Date (as defined in the Omnibus Agreement): (i) with respect to a Base Rate Loan or a LIBOR

The definition of “Interest Payment Date” shall be deleted and replaced in its entirety by:

““Interest Payment Date” means, (a) for the Interest Period applicable to any Loan as at the Omnibus Agreement Effective Date (as defined in the Omnibus Agreement): (i) with respect to any Base Rate Loan, the last day

The definition of “Interest Payment Date” shall be deleted and replaced in its entirety by:

““Interest Payment Date” means, (a) for the Interest Period applicable to any Loan as at the Omnibus Agreement Effective Date (as defined in the Omnibus Agreement): (i) with respect to any Base Rate Loan, the last day

The definition of “Interest Payment Date” shall be deleted and replaced in its entirety by:

““Interest Payment Date” means (a) for the Interest Period applicable to any Loan as at the Omnibus Agreement Effective Date (as defined in the Omnibus Agreement), the last day of the applicable Interest Period for

NY Joint Bilateral Facility	$700mm Facility	$1.2bn Facility	Each NSH Dutch Loan Facility

Loan, the last Business Day of August, and (ii) with respect to a Mexican-Rate Loan, the last Business Day of the applicable month; (b) for each Interest Period following the Interest Period under (a) above, with respect to any Loan: the 15th day of the last month of each calendar quarter, provided, however, that, in the event that, pursuant to Clause 15 of the Financing Agreement, the Borrower has provided written notice to the Financing Agreement Agent of its selection of Interest Periods of one month, the “Interest Payment Date” shall mean the 15th day of each calendar month until the end of the relevant calendar quarter; provided, further, however, that if the Borrower selects (and the Administrative Agent consents to, such consent not to be unreasonably withheld) a shorter or longer period in order to comply with its obligations and exercise its rights under Clauses 15.3(a) and (b) of the Financing Agreement, the “Interest Payment Date” shall mean such day as the Borrower shall select (but shall in no event be later than September 15, 2009); (c) the date of repayment of such Loan; (d) the Termination Date; and (e) with respect to a Base of September, and (ii) with respect to any LIBOR Loan, the last day of the applicable Interest Period for such Loan; (b) for each Interest Period following the Interest Period under (a) above, with respect to any Loan: the 15th day of the last month of each calendar quarter, provided, however, that, in the event that, pursuant to Clause 15 of the Financing Agreement, the Borrower has provided written notice to the Financing Agreement Agent of its selection of Interest Periods of one month, the “Interest Payment Date” shall mean the 15th day of each calendar month until the end of the relevant calendar quarter; provided, further, however, that if the Borrower selects (and the Administrative Agent consents to, such consent not to be unreasonably withheld) a shorter or longer period in order to comply with its obligations and exercise its rights under Clauses 15.3(a) and (b) of the Financing Agreement, the “Interest Payment Date” shall mean such day as the Borrower shall select (but shall in no event be later than December 15, 2009); (c) the date of repayment of such Loan, and (d) the Termination Date. If an Interest Payment Date falls on a date that is not a Business Day, of September, and (ii) with respect to any LIBOR Loan, and, if applicable, any Euribor Loan, the last day of the applicable Interest Period for such Loan; (b) for each Interest Period following the Interest Period under (a) above, with respect to any Loan: the 15th day of the last month of each calendar quarter, provided, however, that, in the event that, pursuant to Clause 15 of the Financing Agreement, the Borrower has provided written notice to the Financing Agreement Agent of its selection of Interest Periods of one month, the “Interest Payment Date” shall mean the 15th day of each calendar month until the end of the relevant calendar quarter; provided, further, however, that if the Borrower selects (and the Administrative Agent consents to, such consent not to be unreasonably withheld) a shorter or longer period in order to comply with its obligations and exercise its rights under Clauses 15.3(a) and (b) of the Financing Agreement, the “Interest Payment Date” shall mean such day as the Borrower shall select (but shall in no event be later than December 15, 2009); (c) the date of repayment of such Loan; and (d) the Termination Date. If such Loan, (b) for each Interest Period following the Interest Period under (a) above, the 15th day of the last month of each calendar quarter, provided, however, that, in the event that, pursuant to Clause 15 of the Financing Agreement, the Borrower has provided written notice to the Financing Agreement Agent of its selection of Interest Periods of one (1) month, the “Interest Payment Date” shall mean the 15th day of each calendar month until the end of the relevant calendar quarter; provided, further, however, that if the Borrower selects (and the Administrative Agent consents to, such consent not to be unreasonably withheld) a shorter or longer period in order to comply with its obligations and exercise its rights under Clauses 15.3(a) and (b) of the Financing Agreement, the “Interest Payment Date” shall mean such day as the Borrower shall select (but shall in no event be later than December 15, 2009), (c) the date of repayment of the Loans and (d) the Maturity Date; provided, that if an Interest Payment Date falls on a date that is not a Business Day, such Interest Payment Date shall be deemed to be the next succeeding

		NY Joint Bilateral Facility	$700mm Facility	$1.2bn Facility	Each NSH Dutch Loan Facility
Rate Loan or a LIBOR Loan only, in the case of a conversion of a Base Rate Loan into a LIBOR Loan, or vice versa, the date of such conversion.”

such Interest Payment Date shall be deemed to be the next succeeding Business Day, except that in the case of LIBOR Loans where the next succeeding Business Day falls in the next succeeding calendar month, then on the immediately preceding Business Day.”

an Interest Payment Date falls on a date that is not a Business Day, such Interest Payment Date shall be deemed to be the next succeeding Business Day, except that in the case of LIBOR Loans or, if applicable, Euribor Loans, where the next succeeding Business Day falls in the next succeeding calendar month, then on the immediately preceding Business Day.”

Business Day, except that where the next succeeding Business Day falls in the next succeeding calendar month, then on the immediately preceding Business Day.”

9.	Facility Interest Period Provision

The definition of “Interest Period” shall be deleted and replaced in its entirety by:

““Interest Period” means, (a) for the Interest Period applicable to any Loan as at the Omnibus Agreement Effective Date (as defined in the Omnibus Agreement), with respect to a LIBOR Loan or Mexican-Rate Loan, (i) the period commencing on the date such Loan is made (or, in the case of a conversion of a Base Rate Loan into a LIBOR Loan, the date of conversion) and ending on the next succeeding Interest Payment Date for such Loan and (ii) each successive period thereafter commencing on the immediately preceding Interest Payment Date for such Loan and ending on the next succeeding Interest Payment Date for such Loan; and (b) for each Interest Period following the Interest

The definition of “Interest Period” shall be deleted and replaced in its entirety by:

““Interest Period” means, (a) for the Interest Period applicable to any Loan as at the Omnibus Agreement Effective Date (as defined in the Omnibus Agreement), with respect to each Borrowing of LIBOR Loans, the period (i) commencing (A) on the date of such Borrowing or conversion of Base Rate Loans into LIBOR Loans or (B) in the case of the continuation of LIBOR Loans for a further Interest Period, on the last day of the immediately preceding Interest Period and (ii) ending one (1), two (2), three (3) or six (6) months thereafter as stated by the Borrower in the applicable Notice of Borrowing or Notice of Continuation/Conversion; and (b) for each Interest Period

The definition of “Interest Period” shall be deleted and replaced in its entirety by:

““Interest Period” means, (a) for the Interest Period applicable to any Loan as at the Omnibus Agreement Effective Date (as defined in the Omnibus Agreement), with respect to each Borrowing of LIBOR Loans, and, if applicable, Euribor Loans, the period (i) commencing (A) on the date of such Borrowing or conversion of Base Rate Loans into LIBOR Loans and, if applicable, Euribor Loans, or (B) in the case of the continuation of LIBOR Loans and, if applicable, Euribor Loans, for a further Interest Period, on the last day of the immediately preceding Interest Period and (ii) ending one, two, three or six months thereafter as stated by the Borrower in the applicable Notice of Borrowing

The definition of “Interest Period” shall be deleted and replaced in its entirety by:

““Interest Period” means (a) for the Interest Period applicable to any Loan as at the Omnibus Agreement Effective Date (as defined in the Financing Agreement), the period (i) commencing on (a) the Conversion Date or (b) in the case of the continuation of LIBOR Loans for a further Interest Period, on the last day of the immediately preceding Interest Period and (ii) ending three (3) or six (6) months thereafter (or any other period that is shorter than three (3) months if requested by the Borrower and approved by all of the Lenders) as the Borrower may elect in the Conversion Notice or the applicable Notice of Continuation; and (b) for each Interest Period following the

NY Joint Bilateral Facility	$700mm Facility	$1.2bn Facility	Each NSH Dutch Loan Facility

Period under (a) above, with respect to any Loan: the period (i) commencing (A) on the date such Loan is made (or, in the case of a conversion of a Base Rate Loan into a LIBOR Loan, the date of conversion), or (B) each successive period thereafter commencing on the immediately preceding Interest Payment Date for such Loan and (ii) ending three (3) months, one (1) month (if the Borrower has provided written notice to the Financing Agreement Agent of its selection of Interest Periods of one (1) month) or such shorter or longer period as the Borrower may select (and the Administrative Agent shall consent to, such consent not to be unreasonably withheld) in order to comply with its obligations and exercise its rights under Clauses 15.3(a) and (b) of the Financing Agreement, but in no event longer than six months.”

following the Interest Period under (a) above, with respect to any Loan: the period (i) commencing (A) on the date of such Borrowing or conversion of Base Rate Loans into LIBOR Loans, or (B) in the case of the continuation of LIBOR Loans for a further Interest Period, on the last day of the immediately preceding Interest Period and (ii) ending three (3) months, one (1) month (if the Borrower has provided written notice to the Financing Agreement Agent of its selection of Interest Periods of one (1) month) or such shorter or longer period as the Borrower may select (and the Administrative Agent shall consent to, such consent not to be unreasonably withheld) in order to comply with its obligations and exercise its rights under Clauses 15.3(a) and (b) of the Financing Agreement, but in no event longer than six months; provided, however, that:

(A) any Interest Period which would otherwise end on a day which is not a Business Day shall, subject to paragraph (C) below, be extended to the next succeeding Business Day;

(B) any Interest Period which would otherwise end after the last day of the Commitment Period shall end on the last day of the Commitment Period; and

or Notice of Continuation/Conversion; and (b) for each Interest Period following the Interest Period under (a) above, with respect to any Loan: the period (i) commencing (A) on the date of conversion of Base Rate Loans into LIBOR Loans and, if applicable, Euribor Loans, or (B) in the case of the continuation of LIBOR Loans and, if applicable, Euribor Loans, for a further Interest Period, on the last day of the immediately preceding Interest Period and (ii) ending three (3) months, one (1) month (if the Borrower has provided written notice to the Financing Agreement Agent of its selection of Interest Periods of one (1) month) or such shorter or longer period as the Borrower may select (and the Administrative Agent shall consent to, such consent not to be unreasonably withheld) in order to comply with its obligations and exercise its rights under Clauses 15.3(a) and (b) of the Financing Agreement, but in no event longer than six months; provided, however, that:

(A) any Interest Period which would otherwise end on a day which is not a Business Day or, if applicable, a Euribor Business Day, shall, subject to

Interest Period under (a) above, the period (i) commencing (A) on the Conversion Date, or (B) in the case of the continuation of LIBOR Loans for a further Interest Period, on the last day of the immediately preceding Interest Period and (ii) ending three (3) months, one (1) month (if the Borrower has provided written notice to the Financing Agreement Agent of its selection of Interest Periods of one (1) month) or such shorter or longer period as the Borrower may select (and the Administrative Agent shall consent to, such consent not to be unreasonably withheld) in order to comply with its obligations and exercise its rights under Clauses 15.3(a) and (b) of the Financing Agreement, but in no event longer than six months; provided, however, that:

(A) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day; and

(B) any Interest Period in respect of the Loans that would otherwise extend beyond the Maturity Date shall end on the Maturity Date.”

		NY Joint Bilateral Facility	$700mm Facility	$1.2bn Facility	Each NSH Dutch Loan Facility
(C) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date.”

paragraph (C) below, be extended to the next succeeding Business Day or, if applicable, the next succeeding Euribor Business Day;

(B) any Interest Period which would otherwise end after the last day of the Commitment Period shall end on the last day of the Commitment Period; and

(C) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date.”

10.	Facility Notes Exhibit	Exhibit A-1 and Exhibit A-2 shall be deleted and replaced in their entirety with Exhibit J hereto.	Exhibit A shall be deleted and replaced in its entirety with Exhibit J hereto.	Exhibit A shall be deleted and replaced in its entirety with Exhibit J hereto.	Exhibit A to each NSH Dutch Loan Facility shall be deleted and replaced in its entirety with Exhibit K.

Bilateral Facilities Provisions1

		$500mm Credit Facility	BNPP Bilateral	JPMC Bilateral
1.	Facility Applicable Margin	The definition of “Applicable Margin” shall be deleted and replaced in its entirety by: ““Applicable Margin” has the meaning assigned to the term “Margin” in the Financing Agreement.”	The definition of “Margin” shall be deleted and replaced in its entirety by: ““Margin” has the meaning assigned to the term “Margin” in the Financing Agreement.”	The definition of “Margin” shall be deleted and replaced in its entirety by: ““Margin” has the meaning assigned to the term “Margin” in the Financing Agreement.”

2.	Facility Termination Date	The definition of “Maturity Date” shall be deleted and replaced in its entirety by: ““Maturity Date” means February 14, 2014.”	The definition of “Repayment Date” shall be deleted and replaced in its entirety by: ““Repayment Date” means February 14, 2014.”	The definition of “Repayment Date” shall be deleted and replaced in its entirety by: ““Repayment Date” means February 14, 2014.”

3.	Existing Amortization Provisions

Section 2.01(c) (Repayment) shall be deleted and replaced in its entirety with the following language:

“(c) Repayment. The Borrower shall repay the Loan in accordance with Clauses 11.1 (Repayment of Exposures and reduction of Facility Limits), 11.3 (Effect of cancellation and prepayment on scheduled repayments and reductions) and 11.4 (Automatic cancellation of unutilised commitments under Core Bank Facilities) of the Financing Agreement.”

Clause 8.1 (Repayment on a Repayment Date) shall be deleted and replaced in its entirety with the following language:

“8.1 Repayment. The Borrower shall repay the aggregate principal amount of all Segments and Swingline Segments outstanding under a Facility in accordance with Clauses 11.1 (Repayment of Exposures and reduction of Facility Limits), 11.3 (Effect of cancellation and prepayment on scheduled repayments and reductions) and 11.4 (Automatic cancellation of unutilised commitments under Core Bank Facilities) of the Financing Agreement.”

Clause 8.1 (Repayment of Facility B on Repayment Date for Facility B) shall be deleted and replaced in its entirety with the following language:

“8.1 Repayment. The Borrower shall repay the Loans in accordance with Clauses 11.1 (Repayment of Exposures and reduction of Facility Limits), 11.3 (Effect of cancellation and prepayment on scheduled repayments and reductions) and 11.4 (Automatic cancellation of unutilised commitments under Core Bank Facilities) of the Financing Agreement.”

Clause 8.4 (Repayment of Facilty A Loans) shall be deleted and replaced in its entirety with the following language:

“[Intentionally Omitted].”

[1]	Unless otherwise indicated, provisions listed for the BNPP and JPMC facilities are provisions in “Schedule 1 – General Terms” to the loan facility agreement for each facility.

		$500mm Credit Facility	BNPP Bilateral	JPMC Bilateral

4.	Existing Taxes and Payments Provisions

A new Section 3.08 shall be added to Article III (Taxes, Payment Provisions) to read as follows:

“3.08 Mitigation of Indemnities. The Lender shall, in consultation with the Borrower, take all reasonable steps to mitigate any circumstances which arise and which would result in any amount becoming payable under or pursuant to, or cancelled pursuant to, any of Section 3.06 (Illegality) and Section 11.14 (Judgment Currency) including but not limited to transferring its rights and obligations under the Transaction Documents to another Affiliate or Lending Office; provided that this provision shall not in any way limit the obligations of any Obligor under the Transaction Documents.”

A new Clause 12.9 shall be added to Clause 12 (Changes in Law) to read as follows:

“12.9 Mitigation of Indemnities. The Lender shall, in consultation with the Borrower, take all reasonable steps to mitigate any circumstances which arise and which would result in any amount becoming payable under or pursuant to, or cancelled pursuant to, any of Clause 12.6 (Lender Illegality), Clause 20 (Currency Indemnity) and Clause 6 (Currency Indemnity) of the CEMEX España Guarantee including but not limited to transferring its rights and obligations under this Loan Facility Agreement, the CEMEX España Guarantee, any Assignment and Assumption Agreement, Letter of Credit Facility Agreement and all other related agreements and documents issued or delivered hereunder or thereunder or pursuant hereto or thereto to another Affiliate or Lending Office; provided that this provision shall not in any way limit the obligations of the Borrower and Guarantor under this Loan Facility Agreement, the CEMEX España Guarantee, any Assignment and Assumption Agreement, Letter of Credit Facility Agreement and all other related agreements and documents issued or delivered hereunder or thereunder or pursuant hereto or thereto.”

A new Clause 12.9 shall be added to Clause 12 (Changes in Law) to read as follows:

“12.9 Mitigation of Indemnities. The Lender shall, in consultation with the Borrower, take all reasonable steps to mitigate any circumstances which arise and which would result in any amount becoming payable under or pursuant to, or cancelled pursuant to, any of Clause 12.6 (Lender Illegality), Clause 20 (Currency Indemnity) and Clause 6 (Currency Indemnity) of the CEMEX España Guarantee including but not limited to transferring its rights and obligations under this Loan Facility Agreement, the Original Loan Facility Agreement, the CEMEX España Guarantee, any Assignment and Assumption Agreement, Letter of Credit Facility Agreement and all other related agreements and documents issued or delivered hereunder or thereunder or pursuant hereto or thereto to another Affiliate or Lending Office; provided that this provision shall not in any way limit the obligations of the Borrower and Guarantor under this Loan Facility Agreement, the Original Loan Facility Agreement, the CEMEX España Guarantee, any Assignment and Assumption Agreement, Letter of Credit Facility Agreement and all other related agreements and documents issued or delivered hereunder or thereunder or pursuant hereto or thereto.”

5.	Existing Agency Provisions	N/A	N/A	N/A

6.	Existing Successors and Assigns Provisions	Paragraph (a) of Section 11.06 (Successors and Assigns) shall be amended by the deletion of “, except that the Borrower and the Guarantor may	Clause 28.1 (Assignment by Borrower) shall be deleted and replaced in its entirety with the following language: “28.1 Assignment by the Borrower or Lender.	Clause 28.1 (Assignment by Borrower) shall be deleted and replaced in its entirety with the following language: “28.1 Assignment by the Borrower or

$500mm Credit Facility	BNPP Bilateral	JPMC Bilateral

not assign or otherwise transfer any of their rights or obligations under this Agreement without the prior written consent of all Lenders except pursuant to the terms of this Agreement” at the end thereof.

Paragraph (a) of Section 11.06 (Successors and Assigns) shall be further amended by the insertion of the following language at the end thereof:

“Each of the Borrower and the Guarantor shall be permitted to assign or otherwise transfer or be released from its rights and obligations under this Agreement as permitted by the terms of the Financing Agreement.”

Paragraph (b) of Section 11.06 (Successors and Assigns) shall be amended by the deletion of “one or more commercial banks the Assignee shall acquire a Commitment or Loan of not less than U.S.$3,000,000 and integral multiples of U.S.$1,000,000 in excess thereof; and provided, further that,”

Such language shall be replaced in its entirety by the following language:

“one or more Persons (each such Person, an “Assignee”) all, or a proportionate part of all, of its Commitment or Loan and its rights and obligations under this Agreement as permitted by the terms of the Financing Agreement; provided, however, that,”

Each of the Borrower or the Lender may transfer or assign any or all of its rights or obligations hereunder, or the Borrower may be released from any or all of its rights or obligations hereunder, pursuant to the terms of the Financing Agreement.”

Clause 28.2 (Assignment by Lender) shall be deleted and replaced in its entirety with the following language:

“[Intentionally Omitted].”

Clause 13.1 (Assignment by Guarantor) of the Guarantee shall be deleted and replaced in its entirety with the following language:

“13.1 Assignment by the Guarantor or Lender. Each of the Guarantor or the Lender may transfer or assign any or all of its rights or obligations hereunder, or the Guarantor may be released from any or all of its rights or obligations hereunder, pursuant to the terms of the Financing Agreement.”

Clause 13.2 (Assignment by Lender) of the Guarantee shall be deleted and replaced in its entirety with the following language:

“[Intentionally Omitted].”

Lender. Each of the Borrower or the Lender may transfer or assign any or all of its rights or obligations hereunder, or the Borrower may be released from any or all of its rights or obligations hereunder, pursuant to the terms of the Financing Agreement.”

Clause 28.2 (Assignment by Lender) shall be deleted and replaced in its entirety with the following language:

“[Intentionally Omitted].”

Clause 13.1 (Assignment by Guarantor) of the Guarantee shall be deleted and replaced in its entirety with the following language:

“13.1 Assignment by the Guarantor or Lender. Each of the Guarantor or the Lender may transfer or assign any or all of its rights or obligations hereunder, or the Guarantor may be released from any or all of its rights or obligations hereunder, pursuant to the terms of the Financing Agreement.”

Clause 13.2 (Assignment by Lender) of the Guarantee shall be deleted and replaced in its entirety with the following language:

“[Intentionally Omitted].”

		$500mm Credit Facility	BNPP Bilateral	JPMC Bilateral
7.	Existing Acceleration Clauses

Section 10.02 (Remedies) shall be deleted and replaced in its entirety with the following language:

“10.02 Remedies. If any Event of Default has occurred and is continuing, and the Majority Participation Creditors (as defined in the Financing Agreement) have authorized the taking of such action, the Lender may declare by notice to the Borrower the principal amount of all outstanding Loans to be forthwith due and payable, whereupon such principal amount, together with accrued interest thereon and any fees and all other Obligations accrued hereunder, shall become immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived; provided, however, that in the case of any Event of Default due to an Event of Default (as defined in the Financing Agreement) under Clause 26.6 (Insolvency) or Clause 26.7 (Insolvency proceedings) of the Financing Agreement with respect to the Borrower or the Guarantor, without notice or any other act by the Lender, the Commitment shall be automatically and immediately terminated and the Loan (together with accrued interest and all other amounts thereon) and all other Obligations of the Borrower hereunder shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower;”

The remainder of Clause 16 (Events of Default) immediately following Clause 16(p) shall be deleted and replaced in its entirety with the following language: “then, if the Majority Participating Creditors (as defined in the Financing Agreement) have authorized the taking of action with respect to an Event of Default (as defined in the Financing Agreement), in any such event, and at any time subsequently and while such event is subsisting, the Lender may by notice to the Borrower, declare all moneys owing under this Loan Facility Agreement to be immediately due and payable, in which case such moneys shall be deemed to be due and payable and the Borrower shall immediately repay the Principal Outstanding under each Facility together with accrued interest and fees and all such other moneys due under this Loan Facility Agreement. However, following the occurrence of any event due to an Event of Default (as defined in the Financing Agreement) under Clause 26.6 (Insolvency) or Clause 26.7 (Insolvency proceedings) of the Financing Agreement with respect to the Borrower or the Guarantor, all moneys owing under this Loan Facility Agreement shall automatically and immediately be due and payable, in which case the Borrower shall immediately repay the Principal Outstanding under each Loan Facility Agreement with accrued interest and fees and all such other moneys due under this Loan Facility Agreement without presentment, demand, protest or any other notice of any kind (all of which are hereby expressly waived by the Borrower).”

Clause 16(b) (Acceleration) shall be deleted and replaced in its entirety with the following language: “(b) (Acceleration): In the event that the Majority Participating Creditors (as defined in the Financing Agreement) exercise their rights and remedies pursuant to Clause 26.16 (Acceleration) of the Financing Agreement, on and at any time after the occurrence of an Event of Default (as defined in the Financing Agreement) which is continuing, (i) by notice to the Borrower the Lender may declare that all or part of the Loans, together with accrued interest, and all other amounts accrued under the Loan Facility Agreement be immediately due and payable; and/or (ii) declare that all or part of the Loans be payable on demand whereupon they shall immediately become payable on demand by the Lender; provided, however, that in the case of an Event of Default due to an Event of Default (as defined in the Financing Agreement) under Clause 26.6 (Insolvency) or Clause 26.7 (Insolvency proceedings) of the Financing Agreement with respect to the Borrower or the Guarantor, without notice or any other act by the Lender, the Loans, together with accrued interest, and all other amounts accrued under the Loan Facility Agreement shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.”

		$500mm Credit Facility	BNPP Bilateral	JPMC Bilateral
8.	Facility Interest Payment Date

The definition of “Interest Payment Date” shall be deleted and replaced in its entirety by:

““Interest Payment Date” means, (a) for the Interest Period applicable as at the Omnibus Agreement Effective Date (as defined in the Omnibus Agreement), December 30, 2009; and (b) for each Interest Period thereafter, the 15th day of the last month of each calendar quarter, provided, however, that, in the event that, pursuant to Clause 15 of the Financing Agreement, the Borrower has provided written notice to the Financing Agreement Agent of its selection of Interest Periods of one month, the “Interest Payment Date” shall mean the 15th day of each calendar month until the end of the relevant calendar quarter; provided, further, however, that if the Borrower selects (and the Lender consents to, such consent not to be unreasonably withheld) a shorter or longer period in order to comply with its obligations and exercise its rights under Clauses 15.3(a) and (b) of the Financing Agreement, the “Interest Payment Date” shall mean such day as the Borrower shall select (but shall in no event be later than March 15, 2010). If such payment date falls on a date that is not a Business Day, such date shall be deemed to be the next succeeding Business Day, except that where the next succeeding Business Day falls in the next succeeding calendar month, then on the immediately preceding Business Day.”

			N/A	N/A

		$500mm Credit Facility	BNPP Bilateral	JPMC Bilateral
9.	Facility Interest Period Provision

The definition of “Interest Period” shall be deleted and replaced in its entirety by:

““Interest Period” means (i) for the first Interest Period applicable as at the Omnibus Agreement Effective Date (as defined in the Omnibus Agreement), the period commencing on June 30, 2009 and ending on December 30, 2009 and (ii) for each Interest Period thereafter, the period commencing on the last day of the immediately preceding Interest Period and ending three months, one month (if the Borrower has provided written notice to the Financing Agreement Agent of its selection of Interest Periods of one month), or such shorter or longer period as the Borrower may select (and the Lender shall consent to, such consent not to be unreasonably withheld) in order to comply with its obligations and exercise its rights under Clause 15.3(a) and (b) of the Financing Agreement but in no event longer than six months thereafter; provided, however, that: (A) any Interest Period which would otherwise end on a day which is not a Business Day shall, subject to paragraph (B) below, be extended to the next succeeding Business Day; and (B) any Interest Period which would otherwise end after the Maturity Date shall end on the Maturity Date.”

Clause 7(a) (Selection of Funding periods) shall be deleted and replaced in its entirety with the following language:

“Subject to the subsequent provisions of this Clause, Funding Periods selected by the Borrower shall be of one, two, three, four, five or six months or of such other term as may be selected by the Borrower (and consented to by the Lender, such consent not to be unreasonably withheld) in order to comply with its obligations and exercise its rights under Clause 15.3(a) and (b) of the Financing Agreement but in no event longer than six months.”

Clause 7(a) (Selection of Funding periods) shall be deleted and replaced in its entirety with the following language:

“Subject to the subsequent provisions of this Clause, Funding Periods selected by the Borrower shall be of one, two, three, four, five or six months or of such other term as may be selected by the Borrower (and consented to by the Lender, such consent not to be unreasonably withheld) in order to comply with its obligations and exercise its rights under Clause 15.3(a) and (b) of the Financing Agreement but in no event longer than six months.”

10.	Facility Notes Exhibit	Exhibit A shall be deleted and replaced in its entirety with Exhibit J hereto.	N/A	N/A

EXHIBIT H

Defined Terms

Syndicated Bank Facility Credit Agreement Defined Terms

		NY Joint Bilateral Facility	$700mm Facility	$1.2bn Facility	Each NSH Dutch Loan Facility
1.	Facility Loan	“Loan”	“Loan”	“Loan”	“Loan”

2.	Facility Transaction Documents	“Transaction Documents”	“Transaction Documents”	“Transaction Documents”	“Transaction Documents”

3.	Existing Amortization Provisions	Section 2.01(f) Amortization; Repayment Section 3.01 Termination or Reduction of Commitments	Section 2.01(f) Repayment Section 4.01 Termination or Reduction of Commitments	Section 2.01(f) Repayments Section 3.01 Termination or Reduction of Commitments	Section 2.01(b) Repayment

4.	Existing Agency Provisions	Article XI The Administrative Agent	Article XII The Administrative Agent	Article XI The Administrative Agent	Article XI The Administrative Agent

5.	Existing Definition Provisions	Article I Definitions	Article I Definitions	Article I Definitions	Article I Definitions

6.	Facility Interest Payment Date	“Interest Payment Date”	“Interest Payment Date”	“Interest Payment Date”	“Interest Payment Date”

7.	Facility Interest Period Provisions	“Interest Period”	“Interest Period”	“Interest Period”	“Interest Period”

8.	Existing Facility Fee and Utilization Fee Provisions	Section 3.02(a)-(b) Facility Fee	Section 4.03(a) Commitment Fee Section 4.03(b) Standby L/C Fees Section 4.03(c) Letter of Credit Utilization Fees Fourth Amendment Section 4 Facility Fee	Section 3.02(a) Commitment Fee Fourth Amendment Section 4 Facility Fee	Section 2.03 Fees

9.	Existing Taxes and Payment Provisions	Article III Termination and Reduction of Commitments; Fees, Taxes, Payment Provisions	Article IV Termination and Reduction of Commitments; Fees, Taxes, Payment Provisions	Article III Termination and Reduction of Commitments; Fees, Taxes, Payment Provisions	Article III Taxes, Payment Provisions

10.	Existing Letter of Credit Provisions	N/A	Article III The Standby L/C	N/A	N/A

11.	Existing Swing Line Loan Provisions	N/A	Section 2.02 Swing Line Loans Section 2.03(c) Swing Line Loans	N/A	N/A

12.	Existing Successors and Assigns Provisions	Section 13.06 (Successors and Assigns)	Section 15.06 (Successors and Assigns)	Section 13.06 (Successors and Assigns)	Section 13.06 (Successors and Assigns)

		NY Joint Bilateral Facility	$700mm Facility	$1.2bn Facility	Each NSH Dutch Loan Facility
13.	Facility Note	“Note”	“Note”	“Note”	“Maturity “A” Note”; “Maturity “B” Note”

14.	Facility Notes Exhibit	Exhibit A-1 and Exhibit A-2	Exhibit A	Exhibit A	Exhibit A to each NSH Dutch Loan Facility

Bilateral Bank Facility Credit Agreement Defined Terms1

		$500mm Credit Facility	BNPP Bilateral	JPMC Bilateral
1.	Facility Loan	“Loan”	“Facility”	“Facility A Loan”; “Facility B Loan”

2.	Facility Transaction Documents	“Transaction Documents”

The collective reference to the Loan Facility Agreement, the CEMEX España Guarantee, any Assignment and Assumption Agreement, Letter of Credit Facility Agreement and all other related agreements and documents issued or delivered hereunder or thereunder or pursuant hereto or thereto.

The collective reference to the Loan Facility Agreement, Original Loan Facility Agreement, the CEMEX España Guarantee, any Assignment and Assumption Agreement, Letter of Credit Facility Agreement and all other related agreements and documents issued or delivered hereunder or thereunder or pursuant hereto or thereto.

3.	Existing Amortization Provisions	Section 2.01(c) Repayment	Clause 8.1 Repayment on a Repayment Date	Clause 8.1 Repayment on a Repayment Date Clause 8.4 Repayment of Facility A Loans

4.	Existing Agency Provisions	N/A	N/A	N/A

5.	Existing Definition Provisions	Article I Definitions	Other Terms	Other Terms

6.	Facility Interest Payment Date	“Interest Payment Date”	N/A	N/A

7.	Facility Interest Period Provisions	“Interest Period”	Clause 7(a) Selection of Funding Periods and Swingline Funding Period	Clause 7(a) Selection of Funding Periods

8.	Existing Facility Fee and Utilization Fee Provisions	First Amendment Section 4 Facility Fee	Clause 18 Fees Other Terms 4 Line Fee First Amendment Section 6 Amendment Fee	Clause 18 Fees Other Terms 4 Line Fee

9.	Existing Taxes and Payment Provisions	Article III Taxes, Payment Provisions	Clause 12 Changes in Law	Clause 12 Changes in Law

10.	Existing Letter of Credit Provisions	N/A	Other Terms 10 – Letter of Credit Other Terms 11 – Letter of Credit Address Schedule 2 – Letter of Credit Facility Agreement	N/A

11.	Existing Swing Line Loan Provisions	N/A	Clause 4 Drawdown Clause 6 Principal Amount of Segments and Swingline Segments	N/A

12.	Existing Successors and Assigns Provisions	Section 11.06 (Successors and Assigns)	Clause 28 (Assignments) Guarantee Clause 13 (Assignments)	Clause 28 (Assignments) Guarantee Clause 13 (Assignments)

[1]	Unless otherwise indicated, provisions listed for the BNPP and JPMC facilities are provisions in “Schedule 1 – General Terms” to the loan facility agreement for each facility.

		$500mm Credit Facility	BNPP Bilateral	JPMC Bilateral
13.	Facility Note	“Note”	N/A	N/A

14.	Facility Notes Exhibit	Exhibit A-1 and Exhibit A-2	N/A	N/A

EXHIBIT I

FORM OF

CERTIFICATE REGARDING LOST PROMISSORY NOTE

The undersigned, [INSERT LENDER], (the “Lender”) hereby certifies to [CEMEX, S.A.B. de C.V.] (the “Borrower”) as follows:

1.

The Borrower has delivered a Note, dated [ ], a copy of which is attached hereto (the “Promissory Note”) to the Lender in connection with the [INSERT AGREEMENT] dated as of [INSERT DATE]) (as amended, restated, supplemented or otherwise modified from time to time), among the Borrower, [ ], and the other financial institutions that are or may from time to time become a party thereto).

2.

The Lender has caused a diligent search of its files and vault to be made in order to find the Promissory Note and the Promissory Note has not been found. The Promissory Note has been inadvertently lost, misplaced or destroyed.

3.

The Lender has taken no action to give or further pledge, sell, assign, transfer, endorse in blank or otherwise or in any other manner dispose of the Promissory Note to any person, firm or corporation, nor has any record or correspondence been found which indicates that the Lender has entrusted the possession of the Promissory Note to any person, firm or corporation for safekeeping or for any other purpose.

4.

The Lender hereby agrees to indemnify and hold harmless the Borrower, its successors and assigns, of and from any loss, damage or claim resulting from the Lender’s loss or misplacement of the Promissory Note.

5.

Insofar as this Certificate is executed before a foreign notary public, the Lender hereby agrees to docket this Certificate with an “Apostille” pursuant to the Hague convention of 5 October 1961, if requested by the Borrower in connection with a judicial action undertaken by the Borrower to cancel or replace the Promissory Note.

6.

The Lender hereby agrees that if the Promissory Note is subsequently found by the Lender or come into the Lender’s possession, the Lender will immediately surrender the Promissory Note to the Borrower for cancellation.

Dated: August     , 2009

[INSERT LENDER]

By:
Name:
Title:

By:
Name:
Title:

I-1

STATE OF                     )

                                           )

COUNTY OF                )

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that                                         , whose name as                      of                     , a                     , is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, s/he, as such                      and with full authority, executed the same voluntarily for and as the act of said                     .

Given under my hand and official seal this the     day of             , 2009.

Notary Public

My commission expires:

I-2

EXHIBIT J

NO NEGOCIABLE PAGARÉ/

NON-NEGOTIABLE PROMISSORY NOTE1

US$ / [Mexican pesos][2]	E.U.A.$ Dls. / [pesos]

For value received, the undersigned, CEMEX, S.A.B. de C.V., by this Promissory Note unconditionally promises to pay to the order of              (the “Creditor”), in dollars of the United States of America (“Dollars”) [Mexican pesos], the following principal sums on the following dates (each a “Principal Payment Date” and the last of such dates the “Final Payment Date”):

Por valor recibido, la suscrita, CEMEX, S.A.B. de C.V., por este Pagaré promete incondicionalmente pagar a la orden de              (el “Acreedor”), en dólares de los Estados Unidos de América (“Dólares”) [pesos], las siguientes sumas de principal pagaderas en las siguientes fechas (cada una, una “Fecha de Pago de Principal” y la última de dichas fechas, la “Fecha de Vencimiento”):

Principal Payment Date Amount [—] [—] [amortization schedule to be inserted]	Fecha de Pago de Principal Monto [—] [—] [calendario de amortizaciones]

The undersigned also promises to pay interest on the outstanding and unpaid principal amounts of this Promissory Note from the date hereof, for each day during each Interest Period (as defined below), at a rate per annum equal to LIBOR (as defined below) plus the Margin (as defined below), payable in arrears, on each Interest Payment Date (as defined below), until payment in full of the principal amount hereof.

La suscrita promete, así mismo, pagar intereses sobre el saldo insoluto de la sumas de principal de este Pagaré a partir de la fecha de suscripción del presente Pagaré, por cada día respecto de cada Período de Interés (según este término se define a continuación), a una tasa anual igual a LIBOR (según este término se define a continuación) más el Margen (según este término se define a continuación), pagaderos en forma vencida, en cada Fecha de Pago de Interés (según este término se define a continuación), hasta que se efectúe el pago de la totalidad del saldo insoluto del presente.

Any principal amount and (to the extent permitted by applicable law) interest not paid when due under this Promissory Note, shall bear interest for each day until paid, payable on demand, at a rate per annum equal to the sum of two percent (2%) plus the interest rate then applicable hereunder as provided in the preceding paragraph.

Cualquier monto de principal y (en la medida permitida por legislación aplicable) de intereses que no sea pagada cuando sea debida conforme a este Pagaré, devengará intereses por cada día hasta que sea pagado, pagaderos a la vista, a una tasa anual igual a la suma de dos por ciento (2%) más la tasa de interés aplicable conforme a lo revisto en el párrafo anterior.

Interest hereunder shall be calculated on the basis of the actual number of days elapsed, divided by three hundred and sixty (360).	Los intereses conforme al presente serán calculados sobre la base del número de días efectivamente transcurridos, divididos entre trescientos sesenta (360).

For purposes of this Promissory Note, the following terms shall have the following meaning:	Para efectos de éste Pagaré, los siguientes términos tendrán los significados indicados a continuación:

[“Administrative Agent” means .][3]	[“Agente Administrativo” significa .]

[1]	The new promissory note is accompanied by a side letter that conforms the interest payment provisions to the provisions of the Financing Agreement.
[2]	New promissory notes will be denominated in the same currency as the existing promissory note.
[3]	Only applicable to syndicated facilities.

“Business Day” means a day (other than a Saturday or Sunday) on which banks are open for general business in London, United Kingdom, Madrid, Spain, New York, United States of America, Amsterdam, The Netherlands and Mexico City, United Mexican States.

“Día Hábil” significa cualquier día (que no sea sábado o domingo), en el cual los bancos comerciales en las ciudades de Londres, Reino Unido, Madrid, España, Nueva York, Estados Unidos de América, Amsterdam, Holanda y México, Estados Unidos Mexicanos estén abiertos para celebrar operaciones en general.

“Interest Payment Date” means any of March 15, June 15, September 15 and December 15 occurring on or before the Final Payment Date.	“Fecha de Pago de Interés” significa cualesquiera del 15 de marzo, 15 de junio, 15 de septiembre y 15 de diciembre que ocurran en o antes de la Fecha de Vencimiento.

“Interest Period” means (a) initially, the period commencing on the date hereof and ending on September 15, 2009, and (b) thereafter, each period commencing on the last day of the next preceding Interest Period and ending on the next Interest Payment Date, provided, however, that any Interest Period which would otherwise end after the Final Payment Date shall end on the Final Payment Date.

“Período de Interés” significa (a) inicialmente, el período que inicie en la fecha del presente y que termine el 15 de septiembre de 2009, y (b) a continuación, cada período que inicie el último día del Período de Interés inmediato anterior y que termine en la siguiente Fecha de Pago de Interés, en el entendido, sin embargo, que cualquier Periodo de Interés que terminaría después de la Fecha de Vencimiento, terminará en la Fecha de Vencimiento.

[“LIBOR” means:

(a) the applicable Screen Rate; or

(b) (if no Screen Rate is available for the currency or Interest Period) the arithmetic mean of the rates (rounded upwards to four (4) decimal places) as supplied to the Creditor at its request by the Reference Banks, as quoted to leading banks in the London interbank market, as of approximately 11:00 a.m. (New York City time) on the Quotation Day for the offering of deposits in the currency of this Promissory Note and for a period comparable to the Interest Period.

[“LIBOR” significa (a) la Tasa de Pantalla aplicable, o (b) el promedio aritmético de las tasas (redondeado hacia arriba, a cuatro (4) decimales) que proporcionen a petición del Acreedor, como cotización de los Bancos de Referencia a bancos líderes en el mercado interbancario de Londres (si dicha Tasa de Pantalla no estuviere disponible respecto de la divisa o por el Período de Interés de que se trate), en ambos casos aproximadamente a las 11:00 a.m. (hora de la ciudad de Nueva York) en la Fecha de Cotización respecto de la oferta de depósitos en la divisa de este Pagaré, por un período comparable al Período de Interés.

“Quotation Day” means, in relation to any period in which an interest rate for Dollars/Mexican pesos is to be determined, two (2) Business Days before the first day of that period.	“Fecha de Cotización” significa, respecto de cualquier período para el cual una tasa de interés en Dólares/pesos deba ser determinada, dos (2) Días Hábiles antes del primer día de tal período.

“Screen Rate” means the British Bankers’ Association Interest Settlement Rate for the relevant currency and period, displayed on the appropriate page of the Reuters screen. If the agreed page is replaced or service ceases to be available, the Creditor may specify another page or service displaying the appropriate rate.

“Tasa de Pantalla” significa la Tasa de Interés de Liquidación de la Asociación de Banqueros Británicos para la divisa y período de que se trate, que aparezca revelada en la página correspondiente de la pantalla Reuters. Si la página acordada es reemplazada o el servicio deja de estar disponible, el Acreedor puede señalar otra página o servicio para que revele la tasa apropiada.]

“Reference Banks” means two (2) banks in the London interbank market.][4]	“Bancos de Referencia” significa dos (2) bancos en el mercado interbancario de Londres.]

[“TIIE” means the tasa de interest interbancaria de equilibrio, for a period of [28][90] days, calculated and published by Banco de México in the Diario Oficial de la Federación, on the Business Day in Mexico City, United Mexican States, immediately preceding the applicable Interest Period.][5]

[“TIIE” significa la tasa de interés interbancaria de equilibrio, por un período de [28][90] días, que calcule y publique Banco de México en el Diario Oficial de la Federación, el Día Hábil en la ciudad de México, Estados Unidos Mexicanos, inmediato anterior al Período de Interés de que se trate.]

“Margin” means four and one half percent (4.5%) per year.	“Margen” significa cuatro y medio por ciento (4.5%) anual.

[4]	LIBOR will apply in the case of existing notes for which the interest rate is based on LIBOR.
[5]	TIIE will apply in the case of existing notes for which the interest rate is based on TIIE.

All payments by the undersigned of principal, interest and other payments hereunder, shall be made without setoff, deduction or counterclaim not later than     p.m.,          City time, on the due date for each such payment, in [Dollars] [Mexican pesos] and in immediately available funds, at the office of the [Administrative Agent][6] [Creditor][7] located at . The undersigned agrees to reimburse upon demand, in like manner and funds, all losses, costs and expenses of the holder hereof, incurred in connection with the enforcement of this Promissory Note.

Todos los pagos que deban hacerse conforme a este Pagaré por la suscrita, de principal, intereses y por otros conceptos, serán efectuados sin compensación, deducción o defensa, antes de las     p.m., hora de la ciudad de     , en la fecha en que el pago de que se trate venza, en [Dólares] [pesos] y en fondos disponibles inmediatamente, en la oficina del [Agente Administrativo] [Acreedor] localizada en            . La suscrita conviene en reembolsar a la vista, en la misma forma y fondos, cualesquiera pérdidas, costos y gastos del tenedor del presente, incurridos en relación con el procedimiento de cobro del presente Pagaré.

If any payment hereunder becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. In the case of any extension of any payment of principal pursuant to the preceding sentence, interest thereon shall be payable at the then applicable rate during such extension.

Si cualquier pago conforme al presente es pagadero en un día que no sea un Día Hábil, el vencimiento de dicho pago será extendido al siguiente Día Hábil, salvo que el resultado de tal extensión, sería extender tal pago a otro mes calendario, en cuyo caso tal pago se efectuará el Día Hábil inmediato anterior. En caso de extensión de cualquier pago de principal de conformidad con la oración anterior, se pagarán intereses a la tasa de interés aplicable respecto de tal extensión.

All payments by the undersigned hereunder, shall be made free and clear of, and without deduction for, any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges, of any nature whatsoever, imposed by the United Mexican States or any other jurisdiction from which any amount payable hereunder is made, or any taxing authority thereof or therein, unless required by law. In the event that the undersigned shall be compelled by law to make any such deduction or withholding, in respect of any payments hereunder, then the undersigned shall pay such additional amounts as may be necessary so that the holder hereof would receive the full amounts it would have received if such deductions or withholdings would not have been made.

Todos los pagos que se efectúen por la suscrita de acuerdo al presente, deberán hacerse libres de y sin deducción por cualquier impuesto sobre ingresos, gravamen, impuesto sobre el timbre o impuesto sobre franquicias y otros impuestos, contribuciones, derechos, retenciones u otras cargas, presentes o futuros, de cualquier naturaleza, establecidos o determinados por los Estados Unidos Mexicanos o por cualquier otra jurisdicción de la que se paguen cantidades adeudadas conforme al presente, a menos que sea requerido por ley. En caso que la suscrita esté obligada legalmente a llevar a cabo cualquier retención o deducción, respecto de cualesquiera pagos conforme al presente, la suscrita pagará tales sumas adicionales que sean necesarias para asegurar que las sumas recibidas por el tenedor del presente, sean iguales a la suma que el tenedor hubiera recibido, si tales retenciones o deducciones no se hubieren realizado.

This Promissory Note shall be governed by, and construed in accordance with, the laws of [the United Mexican States][the State of New York, United States of America; provided, however that if any action or proceedings in connection with this Promissory Note were brought to any courts in the United Mexican States, this Promissory Note shall be deemed as governed under the laws of the United Mexican States.][8]

Este Pagaré se regirá e interpretará de acuerdo con las leyes [de los Estados Unidos Mexicanos][del Estado de Nueva York, Estados Unidos de América; en el entendido, sin embargo que si cualquier acción o procedimiento en relación con este Pagaré se iniciara en los tribunales de los Estados Unidos Mexicanos, este Pagaré se considerará regido de acuerdo con las leyes de los Estados Unidos Mexicanos.]

[6]	Only applicable to syndicated facilities.
[7]	Only applicable to bilateral facilities.
[8]	With respect to existing promissory notes governed exclusively by Mexican law only will, new notes will be governed by Mexican law.

Any legal action or proceeding arising out of or relating to this Promissory Note may be brought to the jurisdiction of [the United States District Court for the Southern District of New York and of any New York State court located in the Borough of Manhattan in New York City and any appellate court thereof, or][9] any federal court sitting in Mexico City, Federal District, United Mexican States; the undersigned waives the right to jurisdiction of any other courts.

Cualquier acción o procedimiento legal que derive o se relacione con este Pagaré podrá ser instituido en [los Tribunales de Distrito de los Estados Unidos del Distrito Sur de Nueva York, cualquier tribunal del Estado de Nueva York localizado en el Condado de Manhattan, en la ciudad de Nueva York, o en cualquier tribunal de apelación de los mismos, o] cualquier tribunal federal localizado en la ciudad de México, Distrito Federal, Estados Unidos Mexicanos, renunciando la suscrita a la jurisdicción de cualesquiera otros tribunales.

The undersigned hereby waives diligence, demand, protest, presentment, notice of dishonor or any other notice or demand whatsoever.	La suscrita en este acto renuncia a diligencia, demanda, protesto, presentación, notificación de no aceptación y a cualquier notificación o demanda de cualquier naturaleza.

This Promissory Note is executed in both English and Spanish versions. In the case of any conflict or doubt as to the proper construction of this Promissory Note, the English version shall govern; provided, however, that in any action or proceeding brought in any court in the United Mexican States, the Spanish version shall prevail.

El presente Pagaré se suscribe en versiones en inglés y español. En caso de conflicto o duda en relación con la debida interpretación de este Pagaré, la versión en inglés prevalecerá; en el entendido, sin embargo que en cualquier procedimiento iniciado en cualquier tribunal de los Estados Unidos Mexicanos, prevalecerá la versión en español.

If the laws of the United Mexican States apply, for the purposes of Article 128 of the General Law of Negotiable Instruments and Credit Transactions of the United Mexican States, the term of presentation of this Promissory Note is hereby irrevocably extended until the date that is six (6) months after the Final Payment Date, it being understood that such extension shall not be deemed to prevent presentation of this Promissory Note prior to such date.

Si la legislación de los Estados Unidos Mexicanos fuere aplicable, para los efectos del Artículo 128 de la Ley General de Títulos y Operaciones de Crédito de los Estados Unidos Mexicanos, por medio del presente se prorroga irrevocablemente el plazo de presentación de este Pagaré hasta la fecha que sea seis (6) meses después de la Fecha de Vencimiento, en el entendido de que dicha prórroga no impedirá la presentación de este Pagaré con anterioridad a dicha fecha.

IN WITNESS WHEREOF, the undersigned has duly executed this Promissory Note on the date indicated below.	EN VIRTUD DE LO CUAL, la suscrita ha firmado este Pagaré en la fecha abajo mencionada.

                                                         , a      de                      de 2009.

                                     ,                     , 2009.

[9]	Not applicable to a new promissory note governed exclusively by Mexican law only.

CEMEX, S.A.B. de C.V.

By/Por
Name/Nombre:
Title/Cargo:

Guaranteed/Por Aval

, S.A. de C.V.

By/Por
Name/Nombre:
Title/Cargo:

EXHIBIT K

MATURITY “[A][B]” NOTE

U.S $[ ]	Date August , 2009 New York, New York

FOR VALUE RECEIVED, the undersigned, NEW SUNWARD HOLDING B.V., a private company with limited liability formed under the laws of The Netherlands with its corporate seat in Amsterdam, The Netherlands (the “Borrower”), unconditionally promises to pay, without setoff or counterclaim, to the order of [            ] (the “Lender”), at the office of the Administrative Agent, in lawful money of the United States of America and in immediately available funds, on the following dates, the following principal amounts of the Loan made by the Lender to the undersigned pursuant to the Loan Agreement:

[Principal Payment Date	Amount]

[—]	[—]

The undersigned further unconditionally agrees to pay, without setoff or counterclaim, interest in like money at such office from the date hereof until paid in full on the unpaid principal amount hereof from time to time outstanding at the interest rate per annum applicable at such time to the Loan made by the Lender to the undersigned pursuant to the Loan Agreement. Such interest and any default interest shall be payable in accordance with the Loan Agreement and shall be subject to adjustment for any withholding or deduction provided for in the Loan Agreement. The Lender is authorized to record the date and amount of the Loan made by the Lender pursuant to the Loan Agreement, the date and amount of each repayment of principal hereof, the date of each continuation pursuant to Section 2.01(e) of the Loan Agreement and the principal amount subject thereto and the interest rate and interest period in respect thereto on the schedules annexed hereto and made a part hereof or on any other record customarily maintained by the Lender with respect to this Maturity “[A][B]” Note and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded; provided, however, that the failure of the Lender to make such recordation (or any error in such recordation) shall not affect the obligations of the Borrower hereunder or under the Loan Agreement.

This Maturity “[A][B]” Note is one of the Maturity “[A][B]” Notes referred to in the Senior Unsecured Maturity Loan “[A][B]” Agreement, dated as of December 31, 2008, among the Borrower, the Guarantors, the several Lenders party thereto, HSBC Securities (USA) Inc., as Sole Structuring Agent, HSBC Securities (USA) Inc., Banco Santander, S.A., and The Royal Bank of Scotland PLC, as Joint Lead Arrangers and Joint Bookrunners, and ING Capital LLC as Administrative Agent (as the same may from time to time be amended, supplemented or otherwise modified, the “Loan Agreement”; terms defined therein being used herein as so defined), and is entitled to the benefits thereof and is subject to optional and mandatory prepayment in whole or in part as provided therein.

Upon the occurrence of an Event of Default specified in the Loan Agreement, all amounts remaining unpaid on this Maturity “[A][B]” Note may become, or may be declared to be, immediately due and payable, all as provided therein.

The Borrower agrees to pay all reasonable and documented out-of-pocket costs and expenses incurred by the Lender in connection with the enforcement of and/or preservation of any rights under the Loan Agreement, the other Transaction Documents and this Maturity “[A][B]” Note (whether through negotiations, legal proceedings or otherwise) including the reasonable fees and reasonable and documented out-of-pocket expenses of Special Dutch, Mexican, and New York counsel to the Lender.

Each Credit Party hereby irrevocably and unconditionally submits for itself and its property in any legal action or proceeding relating to this Maturity “[A][B]” Note and the Loan Agreement or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive jurisdiction of the United States District Court for the Southern District New York and of any New York State court located in the Borough of Manhattan in New York City and any appellate court thereof, to the jurisdiction of any competent court in the place of its corporate domicile and any appellate courts thereof, and consents that any such suit, action or proceeding may be brought in such courts and waives any objection that it may now or hereinafter have to the laying of venue of any such suit, action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same. Each Credit Party hereby irrevocably agrees that service of all writs, process and summonses in any such suit, action or proceeding brought in the State of New York may be made upon CT Corporation System having offices on the date hereof at 111 Eighth Avenue, 13th Floor, New York, New York 10011, U.S.A. (the “Process Agent”), and each Credit Party hereby irrevocably appoints the Process Agent as its authorized agent to accept such service of any and all such writs, process and summonses, designates such domicile as the conventional domicile to receive notices and agrees that the failure of the Process Agent to give any notice of any such service of process to each Credit Party shall not impair or affect the validity of such service or of any judgment based thereon.

The obligation of the Borrower hereunder to make payments in Dollars shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any other currency except to the extent that such tender or recovery results in the effective receipt by the Lender of the full amount of Dollars payable hereunder and the Borrower shall be obligated to indemnify the Lender (and the Lender shall have an additional legal claim) for any difference between such full amount and the amount effectively received by the Lender pursuant to any such tender or recovery. The Lender’s determination of amounts effectively received by it shall be presumptively correct in the absence of manifest error.

To the extent that the Borrower has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Borrower hereby irrevocably waives such immunity in respect of its obligations under this Maturity “[A][B]” Note and the other Transaction Documents. The foregoing waiver and consent are intended to be effective to the fullest extent now or hereafter permitted by applicable law of any jurisdiction in which any suit, action or proceeding with respect to this Maturity “[A][B]” Note may be commenced.

THIS MATURITY “[A][B]” NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

NEW SUNWARD HOLDING B.V.

By:
Title: Attorney-in-fact

Guaranteed:

CEMEX, S.A.B. de C.V. in its capacity as Guarantor Under Article IX of the Loan Agreement

By:
Title: Attorney-in-fact

Guaranteed:

CEMEX MÉXICO, S.A. de C.V., in its capacity as Guarantor Under Article IX of the Loan Agreement

By:
Title: Attorney-in-fact

EXHIBIT L

CEMEX, S.A.B. de C.V.

Av. Ricardo Margáin Zozaya # 325

Colonia Valle del Campestre

66265 San Pedro Garza García, Nuevo León

Mexico

August     , 2009

RE:	PROMISSORY NOTE

Dear Sirs :

Reference is made to the promissory note (pagaré) (the “Promissory Note”) issued by CEMEX, S.A.B. de C.V. (the “Issuer”), dated [            ] for the amount of [USD [            ] ([            ] Dollars, currency of the United States of America 00/100)][MXN$[            ] ([            ]Pesos, currency of the United Mexican States 00/100)] in favor of [            ] (the “Holder”).

The parties to this letter agree that notwithstanding anything to the contrary in the Promissory Note, (i) interest payments in respect of the Promissory Note shall be made at the times, on the dates, in the amounts and in the manner provided for in the [insert reference to relevant Credit Agreement] (as amended from time to time in accordance with its terms, the “Credit Agreement”) and (ii) interest shall be calculated in the manner provided for in the Credit Agreement. Without limiting the generality of the above, the parties to this letter agree that notwithstanding anything else to the contrary in the Promissory Note, the Loan represented by the Promissory Note may bear interest at the rates provided for in the Credit Agreement. In the case of any inconsistency between the terms of the Credit Agreement and the Promissory Note, the Credit Agreement shall prevail.

L-1

Sincerely, [ ]

By:

Name:
Title:

Accepted and agreed, CEMEX, S.A.B. de C.V.

By:

Name:
Title:

Accepted and agreed,
[ ], as guarantor

By:

Name:
Title:

L-2